File No. 333-__________

As filed with the SEC on May 29, 2009
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. __
Post-Effective Amendment No.  __
(Check appropriate box or boxes)

FEDERATED EQUITY FUNDS
(Exact Name of Registrant as Specified in Charter)

1-800-341-7400
(Area Code and Telephone Number)
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

Acquisition of the assets of

FEDERATED AMERICAN LEADERS FUND, INC.

By and in exchange for Class A Shares, Class B Shares, Class C Shares and Class K Shares of

FEDERATED CLOVER VALUE FUND
a portfolio of Federated Equity Funds

Approximate Date of Proposed Public Offering: As soon as
practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Class A Shares, Class B Shares, Class C Shares and Class K Shares without par value, of Federated Clover Value Fund

It is proposed that this filing will become effective on June 29, 2009 pursuant to Rule 488.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended

Federated American Leaders Fund, Inc.
Prospectus/Proxy Statement - Please Vote Today!

Federated American Leaders Fund, Inc. (“American Leaders Fund”) will hold a special meeting of shareholders on September 16, 2009.  Please take the time to read the Prospectus/Proxy Statement in its entirety, as well as the highlighted information below. These documents will explain the proposal in detail and help you decide on the issues.

It is important for you to vote and we encourage you to do so. Please vote today!

What is the proposal?
The proposal is to reorganize American Leaders Fund into Federated Clover Value Fund (“Clover Value Fund”). This would be accomplished by transferring all of American Leaders Fund’s assets to Clover Value Fund in exchange for shares of Clover Value Fund.

If you own shares in:	You will receive shares of:

American Leaders Fund	Clover Value Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Class F Shares	Class A Shares
Class K Shares	Class K Shares

The investment objective of American Leaders Fund is to seek growth of capital and income and the investment objective of Clover Value Fund is to seek capital appreciation. While their objectives and investment strategies differ somewhat, they are both considered to be value-style mutual funds.

What else can you tell me about Clover Value Fund?

The Fund is managed by Federated Global Investment Management Corp. through its Federated Clover Capital Management, Inc. division. Clover Capital Management, Inc. was originally founded in 1984, and its assets were acquired by Federated Investors (“Federated”) in late 2008. The firm has maintained a 24-year tradition of value investing. Portfolio managers Matthew P. Kaufler, CFA, Paul W. Spindler, CFA, and Stephen K. Gutch, CFA, bring nearly 60 years of combined experience to Federated and the Clover Value Fund team, using an intensive, disciplined process to manage Clover Value Fund. Their investment team also includes a group of analysts, averaging 15 years of experience, who are dedicated to following and analyzing key industry sectors and the companies within those sectors.

Why is the Reorganization being proposed?
The Reorganization is being proposed because, in the opinion of American Leaders Fund’s Adviser, Federated Equity Management Company of Pennsylvania, investment in the Clover Value Fund is in the best interest of the Fund’s shareholders. A summary of the reasons for the proposal can be found on Page 1 of the Prospectus/Proxy Statement.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders’ votes for certain types of changes, like the one described here and in the accompanying Prospectus/Proxy Statement.  As a shareholder, you have a right to vote on these changes and we urge you to do so.

How will the Reorganization affect my investment?
•	The Reorganization will be a tax-free transaction to you.
•
The cash value of your investment will not change, and you will not have to pay any sales charge to transfer your assets to Clover Value Fund. You will receive shares of Clover Value Fund with a total dollar value equal to the American Leaders Fund shares that you own at the time of the Reorganization.

•
Holders of Class A and Class F Shares of American Leaders Fund who receive Class A Shares of the Clover Value Fund in the reorganization will be subject to a sales load on future purchases of Class A Shares of the Clover Value Fund unless they qualify for a waiver from such sales load.

•
Holders of Class B and Class C Shares of American Leaders Fund who receive Class B and Class C Shares of the Clover Value Fund will be subject to a contingent deferred sales load on future purchases unless they qualify for a waiver from the contingent deferred sales load.

•	American Leaders Fund will distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, will be taxable.

What will happen to my account?
After the Reorganization, your current account will be closed and a new account will be opened for you in Clover Value Fund. This process will occur automatically, with no action required by you.

Will my current account options, like systematic investing and withdrawals, transfer over to my new account?
Yes, these servicing features will transfer automatically to your Clover Value Fund account.

How do I vote?
You may vote your shares in person at the September 16, 2009 meeting, or by completing and returning the proxy card enclosed with this statement. If you:

▪	Do not respond at all, we may contact you by telephone to request that you cast your vote.
▪	Sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposals.

You may also vote by telephone or on the internet; please refer to your enclosed ballot for the appropriate toll-free telephone number and web address.

What should I do in connection with the Reorganization?
You need not and should not do anything for this Reorganization except vote your shares today.  If approved, the Reorganization will take place automatically, and your American Leaders Fund shares will automatically be exchanged for Clover Value Fund shares.

Whom do I call if I have questions about this Proxy Statement?
Please don’t hesitate to contact your Investment Professional, or call us toll-free at 1-800-341-7400.

After careful consideration, the Board of Directors has unanimously approved this proposal.  The Board of Directors recommends that you read the enclosed materials carefully and vote FOR the proposal.

FEDERATED AMERICAN LEADERS FUND, INC.

NOTICE OF

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 16, 2009

TO SHAREHOLDERS OF FEDERATED AMERICAN LEADERS FUND, INC.:

A special meeting of the shareholders of Federated American Leaders Fund, Inc. will be held at 4000 Ericsson Drive, Warrendale, PA 15086-7561, at 2:00 p.m. (Eastern Time), on September 16, 2009, for the following purposes:

1.
To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Clover Value Fund (“Acquiring Fund”), a portfolio of Federated Equity Funds, would acquire all of the assets of Federated American Leaders Fund, Inc. (“Acquired Fund”) in exchange for Class A Shares, Class B Shares, Class C Shares and Class K Shares of the Acquiring Fund to be distributed pro rata by the Acquired Fund to its shareholders of Class A and Class F Shares, Class B Shares, Class C Shares and Class K Shares, respectively, in complete liquidation and dissolution of the Acquired Fund; and

2.	To transact such other business as may properly come before the special meeting or any adjournment thereof.

The Board of Directors has fixed June 26, 2009 as the record date for determination of shareholders entitled to vote at the special meeting.

By Order of the Board of Directors,

John W. McGonigle
Secretary

July __, 2009

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PROSPECTUS/PROXY STATEMENT

July _, 2009

Acquisition of the assets of

FEDERATED AMERICAN LEADERS FUND, INC.

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No:  1-800-341-7400

By and in exchange for Class A Shares, Class B Shares, Class C Shares, and Class K Shares of

FEDERATED CLOVER VALUE FUND

a portfolio of Federated Equity Funds

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No:  1-800-341-7400

This Prospectus/Proxy Statement describes the proposal whereby Federated American Leaders Fund, Inc. (“Acquired Fund” or “Corporation”) would transfer all of its assets (except for deferred or prepaid expenses, which are not expected to be material in amount) to Federated Clover Value Fund (“Acquiring Fund”), a portfolio of Federated Equity Funds (“Trust”), in exchange (“Exchange”) for Class A Shares, Class B Shares, Class C Shares and Class K Shares of the Acquiring Fund (“Reorganization”). Immediately following the Exchange, the Acquired Fund will distribute Class A Shares of the Acquiring Fund pro rata to its Class A and Class F shareholders, and will distribute Class B Shares, Class C Shares and Class K Shares of the Acquiring Fund pro rata to its shareholders of Class B Shares, Class C Shares and Class K Shares, respectively, in complete liquidation and dissolution of the Acquired Fund.  As a result of the Reorganization, each owner of the Acquired Fund’s Class A Shares and Class F Shares will become the owner of the Acquiring Fund’s Class A Shares, and each owner of the Acquired Fund’s Class B Shares, Class C Shares and Class K Shares will become the owner of the Acquiring Fund’s Class B Shares, Class C Shares and Class K Shares respectively, having a total net asset value (“NAV”) equal to the total NAV of his or her holdings in the Acquired Fund on the date of the Reorganization (the “Closing Date”), subject to the following: at the time of the Reorganization, the value of the assets of the Acquired Fund will be determined in accordance with the Acquiring Fund’s valuation procedures (although it is not anticipated that the use of the Acquiring Fund’s valuation procedures will result in a material revaluation of the Acquired Fund’s assets at the time of the Reorganization).

The Board of Directors of the Corporation has determined that a reorganization of the Acquired Fund is in the best interest of the Acquired Fund and its shareholders and is recommending that shareholders of the Acquired Fund approve the Reorganization.

For a comparison of the investment policies of the Federated American Leaders Fund, Inc. to the Federated Clover Value Fund (each a “Fund” and together the “Funds”), see “Summary -- Comparison of Investment Objectives, Policies and Risks,” and also, “Summary -- Comparison of Investment Limitations.”  Information concerning the Class A Shares, Class B Shares, Class C Shares, Class F Shares and Class K Shares of the Acquired Fund, as compared to the Class A Shares, Class B Shares, Class C Shares and Class K Shares of the Acquiring Fund, is included in this Prospectus/Proxy Statement in the sections entitled “Summary -- Comparative Fee Tables” and “Information About the Reorganization -- Description of Acquiring Fund Share Classes and Capitalization.”

This Prospectus/Proxy Statement should be retained for future reference.  It sets forth concisely the information about the Funds that a prospective investor should know before investing.  This Prospectus/Proxy Statement is accompanied by the Prospectus for the Class A Shares, Class B Shares, Class C Shares and/or the Prospectus for the Class K Shares of the Acquiring Fund dated January 21, 2009, which are incorporated herein by reference.  A Statement of Additional Information for the Acquiring Fund dated January 21, 2009 (related to the Acquiring Fund’s Prospectuses of the same date) as well as a Statement of Additional Information dated July __, 2009 (relating to this Prospectus/Proxy Statement), all containing additional information, have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated herein by reference.  The Prospectuses and Statement of Additional Information for the Acquired Fund dated May 31, 2009 are also incorporated herein by reference.  Further information about Acquired Fund’s performance is contained in its Annual Report dated March 31, 2009 which is incorporated herein by reference.  Copies of these materials and other information about the Acquiring Fund and the Acquired Fund may be obtained without charge by writing to or calling the Acquiring Fund at the address and telephone number shown on the previous page.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/ PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

SHARES OF THE ACQUIRING FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK.  SHARES OF THE ACQUIRING FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY.  AN INVESTMENT IN THE ACQUIRING FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

  2

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement.  A form of the Agreement and Plan of Reorganization (the “Plan”) pursuant to which the reorganization (the “Reorganization”) will be conducted is attached to this Prospectus/Proxy Statement as Annex A.  The Prospectuses of the Acquiring Fund accompany this Prospectus/Proxy Statement.

REASONS FOR THE PROPOSED REORGANIZATION

The Reorganization is being proposed to shareholders of the Acquired Fund primarily because, in the opinion of Federated Equity Management Company of Pennsylvania (“Acquired Fund Adviser”), the investment adviser to the Acquired Fund, the long continuing net redemption activity in the Acquired Fund’s shares (which, together with capital depreciation) has caused the Acquired Fund’s net assets to decrease to $609 million at April 30, 2009 from $4.296 billion at December 31, 2005.  The Acquired Fund’s long-term performance relative to its benchmark also raises questions as to its long-term viability.

The Acquired Fund Adviser believes that the Acquired Fund’s shareholders would benefit from becoming shareholders of the Acquiring Fund, whose superior long-term investment performance relative to that of the Acquired Fund may lead to greater potential viability of the Acquiring Fund as compared to the Acquired Fund. In addition, as described below, the expense level (after giving effect to voluntary expense waivers by service providers, which may be cancelled at any time) of the Acquiring Fund is comparable to the expense level (after such waivers) of the Acquired Fund; and the long-term performance of the Acquiring Fund is superior to that of the Acquired Fund.

The Board of Directors of the Corporation (the “Directors”) has voted to recommend to holders of shares of the Acquired Fund the approval of the Plan, pursuant to which the Acquiring Fund would acquire all of the assets of the Acquired Fund in exchange for Class A Shares, Class B Shares, Class C Shares and Class K Shares of the Acquiring Fund (the “Exchange”).  Immediately following the Exchange, the Acquired Fund will distribute Class A Shares, Class B Shares, Class C Shares and Class K Shares of the Acquiring Fund pro rata to shareholders in complete liquidation and termination of the Acquired Fund.  As a result of the Reorganization, each shareholder of the Acquired Fund’s Class A Shares and Class F Shares will become the owner of the Acquiring Fund’s Class A Shares and each holder of the Acquired Fund’s Class B Shares, Class C Shares and Class K Shares, will become the owner of the Acquiring Fund’s Class B Shares, Class C Shares and Class K Shares, respectively, having a total net asset value (“NAV”) equal to the total NAV of his or her holdings in the Acquired Fund on the date of the Reorganization.

Shareholders of the Acquired Fund will not incur a sales charge in connection with the shares of the Acquiring Fund received in the Exchange. Holders of Class A Shares and Class F Shares of the Acquired Fund who receive Class A Shares of the Acquiring Fund in the Exchange will be subject to a sales load on future purchases of the Class A Shares of the Acquiring Fund unless such shareholder is eligible for a waiver of the sales load as described in the Acquiring Fund’s Prospectus.  Holders of Class B Shares and Class C Shares of the Acquired Fund who receive Class B Shares and Class C Shares, respectively, of the Acquiring Fund in the Exchange will be subject to a contingent deferred sales load on future purchases of Class B Shares and Class C Shares of the Acquiring Fund unless such shareholders are eligible for a waiver of the contingent deferred sales load as described in the Acquiring Fund’s Prospectus.  For further information on the sales load and contingent deferred sales load see “Summary Comparative Fee Tables.”

In considering the proposed Reorganization, the Directors took into consideration a number of factors, including:  (1) the compatibility of the Acquired Fund’s and the Acquiring Fund’s investment objectives, policies and limitations; (2) the greater long-term prospects of the Acquiring Fund based on its long term performance record versus that of the Acquired Fund; (3) that the Reorganization will not result in recognition of any gain or loss for federal income tax purposes either to the Acquired Fund or the Acquiring Fund or to the shareholders of Acquired Fund; (4) that the Acquired Fund’s capital loss carry forwards for income taxes will remain available to the Acquiring Fund following the Reorganization subject to any applicable limitations under the Internal Revenue Code; (5) that while the gross expenses of the Acquiring Fund are greater than those of the Acquired Fund, net expenses after waiver of the Acquiring Fund are comparable to those of the Acquired Fund, and less than those of the Acquired Fund as projected for the Acquired Fund’s fiscal year ending March 31, 2009 (although certain expense waivers which are now in effect or are expected to be in effect at September 30, 2009 with respect to the Acquiring Fund are voluntary and may be cancelled at any time by the waiving party);  (6) that, because of the anticipated benefit to the Acquired Fund as a result of the Reorganization, the Acquired Fund will pay approximately $507,396 in direct expenses of the Reorganization relating to the printing and mailing of the proxy solicitation materials and solicitation and tabulation of shareholder votes, and up to $396,000 of brokerage commissions to be incurred in connection with possible disposition of a portion of its portfolio securities prior to the Reorganization and the purchase of substitute securities (while the Advisers will pay any remaining direct, and all indirect, expenses of the Reorganization); and (7) that shareholders of the Acquired Fund will not incur a sales charge in connection with the Exchange.

The Board of Trustees of the Acquiring Fund (the “Trustees”) likewise approved the Reorganization on behalf of the Acquiring Fund. Pursuant to Rule 17a-8 under the Investment Company Act of 1940 (“1940 Act”), the Trustees, including a majority of the Trustees who were not “interested persons,” determined that the Reorganization is in the best interest of the Acquiring Fund and its shareholders, and that the interests of existing Acquiring Fund shareholders would not be diluted as a result of the Reorganization.

Tax Consequences

As a condition to the Reorganization, each Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Internal Revenue Code of 1986, as amended (“Code”), so that no gain or loss will be recognized directly as a result of the Reorganization by either Fund or the Acquired Fund’s shareholders. The aggregate tax basis of the shares of the Acquiring Fund received by the Acquired Fund’s shareholders will be the same as the aggregate tax basis of their shares in the Acquired Fund. The Acquired Fund will distribute to shareholders any previously undistributed ordinary income and realized capital gains (after reduction by any available capital loss carryover) accumulated prior to the Reorganization. Such distributions will be taxable to Acquired Fund shareholders.

Proposed Reorganization of Touchstone Value Opportunities Fund

Shareholders of the Touchstone Value Opportunities Fund are simultaneously being asked (pursuant to a separate Prospectus/Proxy Statement) to approve the reorganization of the Touchstone Value Opportunities Fund into the Acquiring Fund (the "Touchstone Reorganization"). Although the proxy solicitation period for the Touchstone Reorganization is expected to occur concurrently with the proxy solicitation for the Reorganization, it is anticipated that the closing of the Touchstone Reorganization will occur prior to the closing of the Reorganization. If the Touchstone Reorganization is approved by the shareholders of the Touchstone Value Opportunities Fund, the assets of the Acquiring Fund will increase as a result, thereby having an impact on the gross fees and expenses and capitalization of the Acquiring Fund. Accordingly, this Prospectus/Proxy Statement also discloses the effect of the Touchstone Reorganization on the pro forma fees, expenses and capitalization of the Acquiring Fund after giving effect to both the Touchstone Reorganization and the proposed Reorganization.

THE BOARD OF DIRECTORS OF THE ACQUIRED FUND UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” THE APPROVAL OF THE REORGANIZATION.

Comparison of Investment Objectives, Policies and Risks

           This section will help you compare the investment objectives, policies and risks of the Acquired Fund and the Acquiring Fund. Please be aware that this is only a brief discussion. More complete information may be found in the Acquired Fund’s and Acquiring Fund’s prospectuses.

The investment objectives of the Funds differ somewhat in that the Acquired Fund’s objective is to seek growth of capital and income, while the Acquiring Fund’s objective is to seek capital appreciation.

Each Fund invests its assets primarily in a diversified portfolio of equity securities, including common stocks, preferred stocks which are convertible into common stock (in the case of the Acquiring Fund) and America Depositary Receipts (which, in the case of the Acquiring Fund, may constitute up to 20% of its assets). The Acquired Fund may also invest directly in securities issued by a foreign company but traded in the United States. The Acquiring Fund invests in issuers with large, mid or small capitalizations, while the Acquired Fund invests primarily in large capitalization issuers that are in the top 50% of their industries with regard to revenues. At least 70% of the Acquiring Fund’s assets will normally be in equity securities of U.S. companies, while at least 80% of the Acquired Fund’s assets will be in U.S. equity or fixed-income securities.

In addition to investing its assets in equity securities, the Acquiring Fund may, as a principal strategy, invest (i) in debt securities convertible into common stock; (ii) up to 5% of its assets in warrants and rights to purchase common stock; (iii) up to 10% of its assets in real estate investment trusts (REITs); (iv) in other securities such as money market funds, exchange-traded funds and repurchase agreements; and (v) up to 30% of its assets in money market funds or similar cash investments in order to maintain liquidity if the Adviser determines that securities meeting the fund’s investment objective are not reasonably available for purchase.

Each Fund uses the value style of investing, seeking to identify companies which are trading at discounts to their historic relationship to the market as well as to their expected growth.

In addition, each Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, each Fund may use derivative contracts and/or hybrid instruments to increase or decrease each Fund’s portfolio exposure to the investment(s) underlying the derivative or hybrid instrument. Additionally, by way of example, each Fund may use derivative contracts in an attempt to:

·	Obtain premiums from sale of derivative contracts;

·	Realize gains from trading a derivative contract; or

·	Hedge against potential losses.

There can be no assurance that either Fund’s use of derivative contracts or hybrid instruments will work as intended.

It is anticipated that if the proposed Value Reorganization is consummated the Acquiring Fund may refine its investment strategy to state that it intends to invest its assets primarily in the common stocks and other equity securities of U.S. companies with large market capitalizations that Federated Global Investment Management Corp. (the “Acquiring Fund Adviser” and together with the Acquired Fund Adviser, the “Advisers”) believes are undervalued relative to the market or their historic valuations.  Securities with mid or small market capitalizations may continue to be held.  Large cap companies will be considered to be companies with market capitalizations similar to those in the Russell 1000 Index.  Morningstar has categorized the Touchstone Value Opportunities Fund in its large value style box since 2005.  Both the Acquiring Fund and Touchstone Value Opportunities Fund are currently categorized in Morningstar's large value category.  The investment strategy may also further detail the selection process the Acquiring Fund Adviser uses to select investments for the Acquiring Fund. The anticipated modifications to the investment strategy are not intended to materially alter the way in which the Acquiring Fund Adviser manages the Acquiring Fund. Rather, the modifications are intended to provide more detail with respect to the Acquiring Fund Adviser's investment process and to clarify that the Acquiring Fund Adviser intends to invest in companies with large market capitalizations to a greater degree than small and mid market capitalization companies.

Because each Fund has similar investment objectives and policies, their principal risks will be similar. All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund.

The following summarizes some of the more significant risk factors relating to both Funds.

·	Stock Market Risks. The value of equity securities in a Fund’s portfolio will fluctuate and, as a result, a Fund’s share price may decline suddenly or over a sustained period of time.

·
Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

·
Sector Risks. Because a Fund may allocate relatively more assets to certain industry sectors than others, a Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by a Fund.

·
Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to a Fund, and a potential reduction in gains to a Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this prospectus or a Fund’s Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.

·
Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because each Fund may invest in American Depositary Receipts (ADRs) and the Acquired Fund may invest in other domestically traded securities of foreign companies, a Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

·
Large-Sized Company Risks. A Fund may invest in large- size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and in addition, larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

·
Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.

·
Liquidity Risks. The securities in which a Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to.

·
Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes a Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify a Fund’s risk of loss and potential for gain.

The Acquiring Fund is also subject to the following risks:

•
Medium Sized Company Risks. A Fund may invest in mid-size companies. Mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies.

·
Small Company Risks.  A Fund may invest in smaller-capitalization companies. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price.

·
Exchange-Traded Funds Risks. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

COMPARISON OF INVESTMENT LIMITATIONS

Each Fund has fundamental investment limitations which cannot be changed without shareholder approval and non-fundamental investment limitations which may be changed with Board of Director or Board of Trustee (collectively the “Boards”) approval but without shareholder approval.

The fundamental investment limitations of the Acquired Fund are somewhat more restrictive than those of the Acquiring Fund although, in the opinion of the Advisers, the practical effect of the Reorganization will not result in a material difference in the manner in which the Acquiring Fund is currently managed and that the less restrictive limitations of the Acquiring Fund are in the best interest of shareholders in that they allow for greater flexibility in managing the investment portfolio in order to achieve the Fund’s investment goals. Following is a brief description of the differences in the fundamental investment limitations of the two funds.

•
Diversification:  The Funds’ limitations differ in that the Acquired Fund may not invest more than 5% of its assets (measured at the time of purchase) in any issuer (other than U.S. government securities, where there is no percentage limitation), whereas the Acquiring Fund may (i) with respect to 25% of its assets, make a greater-than-5% investment in any issuer (measured at time of purchase) and (ii) there is no percentage limitation regarding (in addition to government securities) cash and cash items and securities of other investment companies.

•
Borrowing Money and Issuing Senior Securities:  The Funds’ limitations differ in that the Acquired Fund may not borrow money except from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts (i) up to 5% of its assets; or (ii) up to one-third of its assets to meet redemption requests, and, in addition, the Acquired Fund may not issue senior securities, whereas the Acquiring Fund may borrow money and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940, any rule or order thereunder, or any SEC staff interpretation thereof (“1940 Act Permissible Limit”).

•
Investing in Real Estate:  The Funds’ limitations differ in that while neither Fund may invest in real estate, the Acquiring Fund’s restriction does not prevent it from investing in issuers which invest in real estate or interests therein or investing in securities that are secured by real estate or interests therein.

•
Investing in Commodities:  The Funds’ limitations differ in that, whereas the Acquired Fund may not invest in commodities or commodity contracts, the Acquiring Fund may invest in commodities to the 1940 Act Permissible Limit.

•
Investing in Restricted/Illiquid Securities:  The Funds’ limitations are substantially similar in their content, but the Acquired Fund’s limitation is fundamental (i.e., may not be changed without shareholder approval), whereas the Acquiring Fund’s limitation is non-fundamental (i.e., may be changed by the Board).

•
Pledging Assets:  The Funds’ limitations differ in that (i) while neither Fund may mortgage, pledge or hypothecate its securities, the Acquiring Fund’s restriction does not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities and (ii) the Acquired Fund’s limitation is fundamental, whereas the Acquiring Fund’s limitation is non-fundamental.

•
Selling Short and Buying on Margin:  The Funds’ limitations differ in that the Acquired Fund has a fundamental policy prohibiting short selling, whereas the Acquiring Fund does not have a policy dealing with short selling.

•
Other:  The Acquired Fund has fundamental investment policies to the effect that the Acquired Fund will not (i) invest more than 5% of its assets in issuers having less than three years of operation; (ii) invest in issuers whose officers or directors are officers or directors of the Fund and, in addition, own specified percentages of the shares of the issuer; or (iii) purchase securities of an issuer for the purpose of exercising control or management of the issuer. The Acquiring Fund has no policy concerning the above matter.

The following chart compares the fundamental limitations of the Acquired Fund and the Acquiring Fund.

Acquired Fund	Acquiring Fund
Diversification (Fundamental)
The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 5% of the total assets (taken at market value) to be invested in the securities of such issuer, except U.S. government securities as defined in the 1940 Act, and will not purchase more than 10% of any class of voting securities of any one issuer.

Diversification (Fundamental)
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money (Fundamental)
The Fund will not borrow money except from banks as a temporary measure for extraordinary or emergency purposes and then: (1) only in amounts not in excess of 5% of the value of its total assets; or (2) in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling any portfolio instruments. In addition, the Fund may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling any portfolio instruments. The use of repurchase agreements and the borrowing provision in (2) above, is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be inconvenient or disadvantageous.
Interest paid on borrowed funds will not be available for investment and will reduce net income. The Fund will liquidate any such borrowings as soon as possible and may not purchase any portfolio securities while the borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

Issuing Senior Securities (Fundamental)
The Fund will not issue senior securities.

Borrowing Money and Issuing Senior Securities (Fundamental)
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Investing in Commodities or Real Estate (Fundamental) The Fund will not invest in commodities, commodity contracts, or real estate.
Investing in Real Estate (Fundamental)
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

See Above	Investing in Commodities (Fundamental) The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.
Underwriting (Fundamental)
The Fund will not underwrite or engage in agency distribution of securities issued by others; provided, however, that this shall not be construed to prevent or limit in any manner the power of the Fund to purchase securities for investment as herein provided.

Underwriting (Fundamental)
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending Cash or Securities (Fundamental)
The Fund will not lend any of its assets except portfolio securities. (This shall not prevent the purchase or holding of U.S. government securities, bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements covering U.S. government securities, or other transactions which are permitted by the Fund’s investment objective and policies or Articles of Incorporation.)

Lending (Fundamental)
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Concentration of Investments (Fundamental) The Fund will not invest more than 25% of the value of its total assets in any one industry.
Concentration of Investments (Fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the Investment Company Act of 1940 Act (1940 Act), any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry.

Investing in Restricted Securities (Fundamental)
The Fund will not purchase restricted securities if immediately thereafter more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

Illiquid Securities (Non-Fundamental)
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s assets.

Pledging Assets (Fundamental) The Fund will not mortgage, pledge, or hypothecate its securities.
Pledging Assets (Non-Fundamental)
The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Selling Short and Buying on Margin (Fundamental)
The Fund will not sell any securities short or purchase any securities on margin, but it may obtain such short-term credits as may be necessary for clearance or purchase and sales of securities.

Purchases on Margin (Non-Fundamental)
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Investing in Securities of Other Investment Companies (Non-Fundamental)
The Fund will not purchase securities of other investment companies or investment trusts, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary brokerage commissions or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation.

Investing in Other Investment Companies (Non-Fundamental)
The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such additional expenses. At the present time, the Fund expects that its investments in other investment companies may include shares of money market funds, including funds affiliated with the Fund's investment adviser.

Investing In New Issuers (Fundamental)
The Fund will not invest more than 5% of its total assets (taken at market value) in securities of issuers which have a record of less than three years of continuous operation, including, however, in such three years the operation of any predecessor company or companies, partnership, or individual enterprise if the issuer whose securities are proposed as investment for funds of the Fund has come into existence as a result or a merger, consolidation, reorganization or the purchase of substantially all of the assets of such predecessor company or companies, partnership or individual enterprise.

None
Investing in Issuers whose Securities are Owned by Officers of the Fund (Fundamental)
The Fund will not purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Director of the Fund or is a member, officer, director or trustee of the investment adviser, if at the time of or after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than ½ of 1% of the shares or securities, or both (all taken at market value) of such issuer and such persons owning more than one-half of one percent (½%) of such shares or together own beneficially more than 5% of such shares or securities, or both (all taken at market value).
None

Acquiring Securities (Fundamental)
The Fund will not purchase securities of a company for the purpose of exercising control or management. However, the Fund may invest in up to 10% of any class of the voting securities of any one issuer and may exercise its voting powers consistent with the best interests of the Fund. In addition, the Fund, other companies advised by the Fund’s investment adviser, and other affiliated companies may together buy and hold substantial amounts of voting stock of a company and may vote together in regard to such company’s affairs. In some such cases, the Fund and its affiliates might collectively be considered to be in control of such company. In some cases, the Directors and other persons associated with the Fund and its affiliates might possibly become directors of companies in which the Fund holds stock.

None

COMPARATIVE FEE TABLES

Like all mutual funds, each Fund incurs certain expenses in its operations. These expenses include management fees, as well as the cost of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities. Set forth in the tables below is information regarding the fees and expenses currently incurred by each class of the Acquired Fund and each corresponding class of the Acquiring Fund, and pro forma fees for the corresponding class of the Acquiring Fund after giving effect to the Reorganization, and after giving effect to the Reorganization and the Touchstone Reorganization.

FEDERATED AMERICAN LEADERS FUND, INC. CLASS A SHARES AND CLASS F SHARES - FEDERATED CLOVER VALUE FUND CLASS A SHARES

FEES AND EXPENSES
This table describes (1) the actual fees and expenses of Federated American Leaders Fund, Inc.’s Class A Shares and Class F Shares for the fiscal year ended March  31, 2009; (2) the anticipated fees and expenses of  Federated Clover Value Fund’s Class A Shares as of its current fiscal period ending September 30, 2009;  (3) the anticipated fees and expenses of Federated Clover Value Fund’s Class A Shares as of the fiscal period ending September 30, 2009 on a pro forma combined basis after giving effect to the Reorganization (as if the Reorganization had occurred on the first day of the fiscal year); and (4) the anticipated fees and expenses of Federated Clover Value Fund’s Class A Shares as of the fiscal period ending September 30, 2009 on a pro forma combined basis after giving effect to the Reorganization and including the impact of the Touchstone Reorganization.

Shareholder Fees	Federated American Leaders Fund, Inc.- Class A Shares	Federated American Leaders Fund, Inc.- Class F Shares	Federated Clover Value Fund – Class A Shares	Federated Clover Value Fund – Class A Shares Pro Forma Combined	Federated Clover Value Fund – Class A Shares Pro Forma Combined II (American Leaders, Value, Touchstone)
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	1.00%	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	1.00%	0.00%	0.00%	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None	None
Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.69%[2]	0.69%[2]	0.75%[3]	0.75%[4]	0.75%[4]
Distribution (12b-1) Fee	None	None	0.05%[5]	0.05%[5]	0.05%[5]
Other Expenses	0.63%[6]	0.60%[6]	1.62%[7]	0.81%[8]	0.76%[8]
Acquired Fund Fees and Expenses[9]	0.00%	0.00%	0.00%	0.00%	0.00%
Total Direct and Acquired Annual Fund Operating Expenses	1.32%	1.29%	2.42%	1.61%	1.56%

1
With respect to Federated American Leaders Fund, Inc., the percentages shown are based on expenses paid for the entire fiscal year ended March 31, 2009.  With respect to Federated Clover Value Fund, Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II, the percentages shown are based on anticipated expenses for the entire fiscal period ending September 30, 2009.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so, the Adviser, administrator and shareholder services provider of Federated American Leaders Fund, Inc., as well as Federated Investors Management Company, an affiliate of the Adviser (affiliate), waived and/or reimbursed certain amounts.  These are shown below along with the net expenses the Federated American Leaders Fund, Inc. actually paid for the fiscal year ended March 31, 2009.  With respect to Federated Clover Value Fund, Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II, although not contractually obligated to do so, the Adviser, administrator, distributor and affiliate, expect to waive, reimburse and/or not to charge certain amounts.  These are shown below along with the net expenses Federated Clover Value Fund, Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II expect to pay for the fiscal period ending September 30, 2009.

Total Waivers, Reimbursement and Reduction of Fund Expenses	0.04%	0.02%	1.23%	0.42%	0.37%
Total Direct and Acquired Actual/Anticipated Annual Fund Operating Expenses (after anticipated waivers, reimbursements and reduction)	1.28%	1.27%	1.19%	1.19%	1.19%

2
With respect to Federated American Leaders Fund, Inc., the Adviser voluntarily reimbursed a portion of the management fee.  The Adviser can terminate this voluntary reimbursement at any time.  The management fee paid by the Fund (after the voluntary reimbursement) was 0.68% for the fiscal year ended March 31, 2009.

3
With respect to Federated Clover Value Fund, the Adviser expects to voluntarily waive the management fee so that the Total Anticipated Annual Fund Operating Expenses do not exceed the amount stated above in footnote 1.  The Adviser can terminate this anticipated voluntary waiver at any time.  Depending on the average daily net assets of the fund, the management fee paid by Federated Clover Value Fund could be 0.00% for the period ending September 30, 2009.

4
With respect to Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II, the Adviser expects to voluntarily waive a portion of the management fee so that the Total Anticipated Annual Fund Operating Expenses do not exceed the amount stated above in footnote 1.  The Adviser can terminate this anticipated voluntary waiver at any time.  Depending on the average daily net assets of the funds, the management fee paid by Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II could be 0.49% and 0.53%, respectively, for the period ending September 30, 2009.

5
With respect to Federated Clover Value Fund, Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II, the Funds’ Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee during the period ending September 30, 2009.

6
With respect to Federated American Leaders Fund, Inc., includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.   The administrator voluntarily waived a portion of its fee.  The administrator can terminate this voluntary waiver at any time.  In addition, the shareholder services provider voluntarily reimbursed a portion of its fee, and the affiliate voluntarily reimbursed certain operating expenses for Class A Shares.  The shareholder services provider and affiliate can terminate these reimbursements at any time.  Total other expenses paid by Federated American Leaders Fund, Inc.’s Class A Shares and Class F Shares (after the voluntary waiver and reimbursements) were 0.60% and 0.59%, respectively, for the fiscal year ended March 31, 2009.

7
With respect to Federated Clover Value Fund, includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.  The administrator expects to voluntarily waive a portion of its fee and the Adviser and affiliate expect to voluntarily reimburse certain operating expenses of Federated Clover Value Fund.   The administrator, Adviser and affiliate can terminate this anticipated voluntary waiver and reimbursement at any time. Depending on the average daily net assets of Federated Clover Value Fund, total other expenses paid by Federated Clover Value Fund’s Class A Shares (after the anticipated voluntary waiver and reimbursement) could be 1.19% for the fiscal period ending September 30, 2009.

8
With respect to Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II, includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.  The administrator expects to voluntarily waive a portion of its fee and the affiliate expects to voluntarily reimburse certain operating expenses of Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II.   The administrator and affiliate can terminate this anticipated voluntary waiver and reimbursement at any time. Depending on the average daily net assets of Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II, total other expenses paid by Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II’s Class A Shares (after the anticipated voluntary waiver and reimbursement) could be 0.70% and 0.66%, respectively, for the fiscal period ending September 30, 2009.

9
The Funds’ shareholders indirectly bear the expenses of the acquired funds in which the Funds invest.  The Funds’ indirect expenses from investing in the acquired funds are based upon the average allocation of the Funds’ investments in the acquired funds and upon the actual total operating expenses from their most recent shareholders reports (including any current waivers) for the fiscal year ended March 31, 2009 or the fiscal year ending September 30, 2009.  Actual acquired fund expenses incurred by the Funds may vary with changes in the allocation of the Funds’ assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.  For the fiscal year ended March 31, 2009 for Federated American Leaders Fund, Inc. and for the fiscal year ending September 30, 2009 for Federated Clover Value Fund, Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II, these “Acquired Fund Fees and Expenses” were/are estimated to be less than 0.01%.

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that Federated American Leaders Fund, Inc’s. operating expenses are before waivers and reimbursements as shown in the Table and remain the same, and that for Federated Clover Value Fund’s Class A Shares,  Federated Clover Value Fund’s Class A Shares – Pro Forma Combined and Federated Clover Value Fund’s Class A Shares – Pro Forma Combined II, operating expenses are before anticipated waivers, reimbursements and reduction as shown in the table and remain the same.  Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Federated American Leaders Fund, Inc., Class A Shares:
Expenses assuming redemption	$677	$945	$1,234	$2,053
Expenses assuming no redemption	$677	$945	$1,234	$2,053
Federated American Leaders Fund, Inc., Class F Shares:
Expenses assuming redemption	$330	$605	$800	$1,641
Expenses assuming no redemption	$230	$505	$800	$1,641
Federated Clover Value Fund, Class A Shares:
Expenses assuming redemption	$782	$1,263	$1,770	$3,155
Expenses assuming no redemption	$782	$1,263	$1,770	$3,155
Federated Clover Value Fund, Pro Forma Combined Class A Shares:
Expenses assuming redemption	$705	$1,030	$1,378	$2,356
Expenses assuming no redemption	$705	$1,030	$1,378	$2,356
Federated Clover Value Fund, Pro Forma Combined II Class A Shares:
Expenses assuming redemption	$700	$1,016	$1,353	$2,304
Expenses assuming no redemption	$700	$1,016	$1,353	$2,304

FEDERATED AMERICAN LEADERS FUND, INC. CLASS B SHARES - FEDERATED CLOVER VALUE FUND CLASS B SHARES

FEES AND EXPENSES
This table describes (1) the actual fees and expenses of Federated American Leaders Fund, Inc.’s Class B Shares  for the fiscal year ended March  31, 2009; (2) the anticipated fees and expenses of  Federated Clover Value Fund’s Class B Shares as of its current fiscal period ending September 30, 2009;  (3) the anticipated fees and expenses of Federated Clover Value Fund’s Class B Shares as of the fiscal period ending September 30, 2009 on a pro forma combined basis after giving effect to the Reorganization (as if the Reorganization had occurred on the first day of the fiscal year); and (4) the anticipated fees and expense of Federated Clover Value Fund’s Class B Shares as of the fiscal period ending September 30, 2009 on a pro forma combined basis after giving effect to the Reorganization and including the impact of the Touchstone Reorganization.

Shareholder Fees	Federated American Leaders Fund, Inc.- Class B Shares	Federated Clover Value Fund – Class B Shares	Federated Clover Value Fund – Class B Shares Pro Forma Combined	Federated Clover Value Fund – Class B Shares Pro Forma Combined II (American Leaders, Value, Touchstone)
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	5.50%	5.50%	5.50%	5.50%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)

Management Fee	0.69%[2]	0.75%[3]	0.75%[4]	0.75%[4]
Distribution (12b-1) Fee	0.75%	0.75%	0.75%	0.75%
Other Expenses	0.69%[5]	1.68%[6]	0.94%[7]	0.90%[7]
Acquired Fund Fees and Expenses[8]	0.00%	0.00%	0.00%	0.00%
Total Direct and Acquired Annual Fund Operating Expenses[9]	2.13%	3.18%	2.44%	2.40%

1
With respect to Federated American Leaders Fund, Inc., the percentages shown are based on expenses paid for the entire fiscal year ended March 31, 2009.  With respect to Federated Clover Value Fund, Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II, the percentages shown are based on anticipated expenses for the entire fiscal period ending September 30, 2009.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so, the Adviser of Federated American Leaders Fund, Inc. reimbursed certain amounts.  These are shown below along with the net expenses Federated American Leaders Fund, Inc. actually paid for the fiscal year ended March 31, 2009.  With respect to Federated Clover Value Fund, Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II, although not contractually obligated to do so, the Adviser, administrator and Federated Investors Management Company, an affiliate of the Adviser (affiliate), expect to waive, reimburse and/or not to charge certain amounts.  These are shown below along with the net expenses Federated Clover Value Fund, Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II expect to pay for the fiscal period ending September 30, 2009.

Total Waivers and Reimbursements of Fund Expenses	0.01%	1.26%	0.52%	0.48%
Total Direct and Acquired Actual/Anticipated Annual Fund Operating Expenses (after anticipated waivers and reimbursements)	2.12%	1.92%	1.92%	1.92%

2
  With respect to Federated American Leaders Fund, Inc., the Adviser voluntarily reimbursed a portion of the management fee.  The Adviser can terminate this voluntary reimbursement at any time.  The management fee paid by the Fund (after the voluntary reimbursement) was 0.68% for the fiscal year ended March 31, 2009.

3
With respect to Federated Clover Value Fund, the Adviser expects to voluntarily waive the management fee so that the Total Anticipated Annual Fund Operating Expenses do not exceed the amount stated above in footnote 1.  The Adviser can terminate this anticipated voluntary waiver at any time.  Depending on the average daily net assets of the fund, the management fee paid by Federated Clover Value Fund could be 0.00% for the period ending September 30, 2009.

4
With respect to Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II, the Adviser expects to voluntarily waive a portion of the management fee so that the Total Anticipated Annual Fund Operating Expenses do not exceed the amount stated above in footnote 1.  The Adviser can terminate this anticipated voluntary waiver at any time.  Depending on the average daily net assets of the funds, the management fee paid by Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II could be 0.49% and 0.53%, respectively, for the period ending September 30, 2009.

5
With respect to Federated American Leaders Fund, Inc., includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.

6
  With respect to Federated Clover Value Fund, includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.   The administrator expects to voluntarily waive a portion of its fee and the Adviser and affiliate expect to voluntarily reimburse certain operating expenses of the Federated Clover Value Fund.   The administrator, Adviser and affiliate can terminate this anticipated voluntary waiver and reimbursement any time. Depending on the average daily net assets of Federated Clover Value Fund,  total other expenses paid by Federated Clover Value Fund’s Class B Shares (after the anticipated voluntary waiver and reimbursement) could be 1.17% for the fiscal period ending September 30, 2009.

7
With respect to Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II, includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services.   Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.  The administrator expects to voluntarily waive a portion of its fee and the affiliate expects to voluntarily reimburse certain operating expenses of Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II.  The administrator and affiliate can terminate this anticipated voluntary waiver and reimbursement at any time. Depending on the average daily net assets of Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II, total other expenses paid by Federated Clover Value Fund Pro Forma Combined and  Federated Clover Value Fund Pro Forma Combined II’s Class B Shares (after the anticipated voluntary waiver and reimbursement) could be 0.68% and 0.64%, respectively,  for the fiscal period ending September 30, 2009.

8
  The Funds’ shareholders indirectly bear the expenses of the acquired funds in which the Funds invest.  The Funds’ indirect expenses from investing in the acquired funds are based upon the average allocation of the Funds’ investments in the acquired funds and upon the actual total operating expenses from their most recent shareholders reports (including any current waivers) for the fiscal year ended March 31, 2009 or the fiscal year ending September 30, 2009.  Actual acquired fund expenses incurred by the Funds may vary with changes in the allocation of the Funds’ assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.  For the fiscal year ended March 31, 2009 for Federated American Leaders Fund, Inc. and for the fiscal year ending September 30, 2009 for Federated Clover Value Fund,  Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II, these “Acquired Fund Fees and Expenses” were/are estimated to be less than 0.01%.

9
After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month.  Class A Shares pay lower operating expenses than the Class B Shares.

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that Federated American Leaders Fund, Inc’s. operating expenses are before reimbursement as shown in the Table and remain the same, and that for Federated Clover Value Fund’s Class B Shares,  Federated Clover Value Fund’s Class B Shares – Pro Forma Combined and Federated Clover Value Fund’s Class B Shares – Pro Forma Combined II, operating expenses are before anticipated waivers and reimbursements as shown in the table and remain the same.  Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Federated American Leaders Fund, Inc., Class B Shares:
Expenses assuming redemption	$766	$1,067	$1,344	$2,256
Expenses assuming no redemption	$216	$667	$1,144	$2,256
Federated Clover Value Fund, Class B Shares:
Expenses assuming redemption	$871	$1,380	$1,864	$3,310
Expenses assuming no redemption	$321	$980	$1,664	$3,310
Federated Clover Value Fund, Pro Forma Combined Class B Shares:
Expenses assuming redemption	$767	$1,161	$1,501	$2,571
Expenses assuming no redemption	$247	$761	$1,301	$2,571
Federated Clover Value Fund, Pro Forma Combined II Class B Shares:
Expenses assuming redemption	$793	$1,148	$1,480	$2,528
Expenses assuming no redemption	$243	$748	$1,280	$2,528

FEDERATED AMERICAN LEADERS FUND, INC. CLASS C SHARES - FEDERATED CLOVER VALUE FUND CLASS C SHARES

FEES AND EXPENSES
This table describes (1) the actual fees and expenses of Federated American Leaders Fund, Inc.’s Class C Shares for the fiscal year ended March  31, 2009; (2) the anticipated fees and expenses of  Federated Clover Value Fund’s Class C Shares as of its current fiscal period ending September 30, 2009; (3) the anticipated fees and expenses of Federated Clover Value Fund’s Class C Shares as of the fiscal period ending September 30, 2009 on a pro forma combined basis after giving effect to the Reorganization (as if the Reorganization had occurred on the first day of the fiscal year); and (4) the anticipated fees and expense of Federated Clover Value Fund’s Class C Shares as of the fiscal period ending September 30, 2009 on a pro forma combined basis after giving effect to the Reorganization and including the impact of the Touchstone Reorganizaton.

Shareholder Fees	Federated American Leaders Fund, Inc.- Class C Shares	Federated Clover Value Fund – Class C Shares	Federated Clover Value Fund – Class C Shares Pro Forma Combined	Federated Clover Value Fund – Class C Shares Pro Forma Combined II (American Leaders, Value, Touchstone)
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	1.00%	1.00%	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)

Management Fee	0.69%[2]	0.75%[3]	0.75%[4]	0.75%[4]
Distribution (12b-1) Fee	0.75%	0.75%	0.75%	0.75%
Other Expenses	0.66%[5]	1.64%[6]	0.86%[7]	0.81%[7]
Acquired Fund Fees and Expenses[8]	0.00%	0.00%	0.00%	0.00%
Total Direct and Acquired Annual Fund Operating Expenses	2.10%	3.14%	2.36%	2.31%

1
With respect to Federated American Leaders Fund, Inc., the percentages shown are based on expenses paid for the entire fiscal year ended March 31, 2009.  With respect to Federated Clover Value Fund, Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II, the percentages shown are based on anticipated expenses for the entire fiscal period ending September 30, 2009.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so, the Adviser of Federated American Leaders Fund, Inc. reimbursed certain amounts.  These are shown below along with the net expenses Federated American Leaders Fund, Inc. actually paid for the fiscal year ended March 31, 2009.  With respect to Federated Clover Value Fund, Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II, although not contractually obligated to do so the Adviser, administrator and Federated Investors Management Company, an affiliate of the Adviser (affiliate), expect to waive and /or reimburse certain amounts.  These are shown below along with the net expenses Federated Clover Value Fund, Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II expect to pay for the fiscal period ending September 30, 2009.

Total Waivers and Reimbursements of Fund Expenses	0.01%	1.22%	0.44%	0.39%
Total Direct and Acquired Actual/Anticipated Annual Fund Operating Expenses (after anticipated waivers and reimbursements)	2.09%	1.92%	1.92%	1.92%

2
   With respect to Federated American Leaders Fund, Inc., the Adviser voluntarily reimbursed a portion of the management fee.  The Adviser can terminate this voluntary reimbursement at any time.  The management fee paid by the Fund (after the voluntary reimbursement) was 0.68% for the fiscal year ended March 31, 2009.

3
With respect to Federated Clover Value Fund, the Adviser expects to voluntarily waive the management fee so that the Total Anticipated Annual Fund Operating Expenses do not exceed the amount stated above in footnote 1.  The Adviser can terminate this anticipated voluntary waiver at any time.  Depending on the average daily net assets of the fund, the management fee paid by Federated Clover Value Fund could be 0.00% for the period ending September 30, 2009.

4
  With respect to Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II, the Adviser expects to voluntarily waive a portion of the management fee so that the Total Anticipated Annual Fund Operating Expenses do not exceed the amount stated above in footnote 1.  The Adviser can terminate this anticipated voluntary waiver at any time.  Depending on the average daily net assets of the fund, the management fee paid by Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II could be 0.49% and 0.53%, respectively, for the fiscal period ending September 30, 2009.

5
  With respect to Federated American Leaders Fund, Inc., includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.

6
With respect to Federated Clover Value Fund, includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.    The administrator expects to voluntarily waive a portion of its fee and the Adviser and affiliate expect to voluntarily reimburse certain operating expenses of the Federated Clover Value Fund.   The administrator, Adviser and affiliate can terminate this anticipated voluntary waiver and reimbursement any time. Depending on the average daily net assets of Federated Clover Value Fund, total other expenses paid by Federated Clover Value Fund’s Class C Shares (after the anticipated voluntary waiver and reimbursemenst) could be 1.17% for the fiscal period ending September 30, 2009.

7
   With respect to Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II, includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.  The administrator expects to voluntarily waive a portion of its fee and the affiliate expects to voluntarily reimburse certain operating expenses of Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II.  The administrator and affiliate can terminate this anticipated voluntary waiver and reimbursement at any time. Depending on the average daily net assets of Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II, total other expenses paid by Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II’s Class C Shares (after the anticipated voluntary waiver) could be 0.68% and 0.64%, respectively, for the fiscal period ending September 30, 2009.

8
The Funds’ shareholders indirectly bear the expenses of the acquired funds in which the Funds invest.  The Funds’ indirect expenses from investing in the acquired funds are based upon the average allocation of the Funds’ investments in the acquired funds and upon the actual total operating expenses from their most recent shareholders reports (including any current waivers) for the fiscal year ended March 31, 2009 or the fiscal year ending September 30, 2009.  Actual acquired fund expenses incurred by the Funds may vary with changes in the allocation of the Funds’ assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.  For the fiscal year ended March 31, 2009 for Federated American Leaders Fund, Inc. and for the fiscal year ending September 30, 2009 for Federated Clover Value Fund,  Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II, these “Acquired Fund Fees and Expenses” were/are estimated to be less than 0.01%.

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that Federated American Leaders Fund, Inc’s. operating expenses are before reimbursement as shown in the Table and remain the same, and that for Federated Clover Value Fund’s Class C Shares, Federated Clover Value Fund’s Class C Shares – Pro Forma Combined and Federated Clover Value Fund’s Class C Shares – Pro Forma Combined II, operating expenses are before anticipated waivers and reimbursements as shown in the table and remain the same.  Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Federated American Leaders Fund, Inc., Class C Shares:
Expenses assuming redemption	$313	$658	$1,129	$2,431
Expenses assuming no redemption	$213	$658	$1,129	$2,431
Federated Clover Value Fund, Inc., Class C Shares:
Expenses assuming redemption	$417	$969	$1,645	$3,448
Expenses assuming no redemption	$317	$969	$1,645	$3,448
Federated Clover Value Fund, Pro Forma Combined Class C Shares:
Expenses assuming redemption	$339	$736	$1,260	$2,696
Expenses assuming no redemption	$239	$736	$1,260	$2,696
Federated Clover Value Fund, Pro Forma Combined II Class C Shares:
Expenses assuming redemption	$334	$721	$1,235	$2,646
Expenses assuming no redemption	$234	$721	$1,235	$2,646

FEDERATED AMERICAN LEADERS FUND, INC. CLASS K SHARES - FEDERATED CLOVER VALUE FUND CLASS K SHARES

FEES AND EXPENSES
This table describes (1) the actual fees and expenses of Federated American Leaders Fund, Inc.’s Class K Shares for the fiscal year ended March  31, 2009; (2) the anticipated fees and expenses of  Federated Clover Value Fund’s Class K Shares as of its current fiscal period ending September 30, 2009; (3) the anticipated fees and expenses of Federated Clover Value Fund’s Class K Shares as of the fiscal period ending September 30, 2009 on a pro forma combined basis after giving effect to the Reorganization (as if the Reorganization had occurred on the first day of the fiscal year); and (4) the anticipated fees and expense of Federated Clover Value Fund’s Class K Shares as of the fiscal period ending September 30, 2009 on a pro forma combined basis after giving effect to the Reorganization and including the impact of the Touchstone Reorganization.

Shareholder Fees	Federated American Leaders Fund, Inc.- Class K Shares	Federated Clover Value Fund – Class K Shares	Federated Clover Value Fund – Class K Shares Pro Forma Combined	Federated Clover Value Fund – Class K Shares Pro Forma Combined II (American Leaders, Value, Touchstone)
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.69%[2]	0.75%[3]	0.75%[4]	0.75%[4]
Distribution (12b-1) Fee	0.50%	0.50%	0.50%	0.50%
Other Expenses	0.56%[5]	1.55%[6]	0.69%[7]	0.65%[7]
Acquired Fund Fees and Expenses[8]	0.00%	0.00%	0.00%	0.00%
Total Direct and Acquired Annual Fund Operating Expenses	1.75%	2.80%	1.94%	1.90%

1
    With respect to Federated American Leaders Fund, Inc., the percentages shown are based on expenses paid for the entire fiscal year ended March 31, 2009.  With respect to Federated Clover Value Fund, Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II, the percentages shown are based on anticipated expenses for the entire fiscal period ending September 30, 2009.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so, the Adviser of Federated American Leaders Fund, Inc. reimbursed certain amounts.  These are shown below along with the net expenses the Federated American Leaders Fund, Inc. actually paid for the fiscal year ended March 31, 2009.  With respect to Federated Clover Value Fund, Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II, although not contractually obligated to do so, the Adviser and administrator expect to waive and/or reimburse certain amounts.  These are shown below along with the net expenses Federated Clover Value Fund, Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II expect to pay for the fiscal period ending September 30, 2009.

Total Waivers and Reimbursements of Fund Expenses	0.01%	1.13%	0.27%	0.23%
Total Direct and Acquired Actual/Anticipated Annual Fund Operating Expenses (after anticipated waivers and reimbursements)	1.74%	1.67%	1.67%	1.67%

2
    With respect to Federated American Leaders Fund, Inc., the Adviser voluntarily reimbursed a portion of the management fee.  The Adviser can terminate this voluntary reimbursement at any time.  The management fee paid by the Fund (after the voluntary reimbursement) was 0.68% for the fiscal year ended March 31, 2009.

3
With respect to Federated Clover Value Fund, the Adviser expects to voluntarily waive the management fee so that the Total Anticipated Annual Fund Operating Expenses do not exceed the amount stated above in footnote 1.  The Adviser can terminate this anticipated voluntary waiver at any time.  Depending on the average daily net assets of the fund, the management fee paid by Federated Clover Value Fund could be 0.00% for the period ending September 30, 2009.

4
With respect to Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II, the Adviser expects to voluntarily waive a portion of the management fee so that the Total Anticipated Annual Fund Operating Expenses do not exceed the amount stated above in footnote 1.  The Adviser can terminate this anticipated voluntary waiver at any time.  Depending on the average daily net assets of the funds, the management fee paid by Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II could be 0.49% and 0.53%, respectively, for the fiscal period ending September 30, 2009.

5	With respect to Federated American Leaders Fund, Inc., includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.
6
  With respect to Federated Clover Value Fund, includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.  The administrator expects to voluntarily waive a portion of its fee and the Adviser expects to voluntarily reimburse certain operating expenses of the Federated Clover Value Fund.   The administrator and Adviser can terminate this anticipated voluntary waiver and reimbursement any time. Depending on the average daily net assets of Federated Clover Value Fund,  total other expenses paid by Federated Clover Value Fund’s Class K Shares (after the anticipated voluntary waiver and reimbursement) could be 1.17% for the fiscal period ending September 30, 2009.

7
   With respect to Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II, includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.  The administrator expects to voluntarily waive a portion of its fee of Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II.   The administrator can terminate this anticipated voluntary waiver at any time. Depending on the average daily net assets of Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II, total other expenses paid by Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II’s Class K Shares (after the anticipated voluntary waiver) could be 0.68% and 0.64%, respectively, for the fiscal period ending September 30, 2009.

8
  The Funds’ shareholders indirectly bear the expenses of the acquired funds in which the Funds invest.  The Funds’ indirect expenses from investing in the acquired funds are based upon the average allocation of the Funds’ investments in the acquired funds and upon the actual total operating expenses from their most recent shareholders reports (including any current waivers) for the fiscal year ended March 31, 2009 or the fiscal year ending September 30, 2009.  Actual acquired fund expenses incurred by the Funds may vary with changes in the allocation of the Funds’ assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.  For the fiscal year ended March 31, 2009 for Federated American Leaders Fund, Inc. and for the fiscal year ending September 30, 2009 for Federated Clover Value Fund, Federated Clover Value Fund Pro Forma Combined and Federated Clover Value Fund Pro Forma Combined II, these “Acquired Fund Fees and Expenses” were/are estimated to be less than 0.01%.

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that Federated American Leaders Fund, Inc’s. operating expenses are before reimbursement as shown in the Table and remain the same, and that for Federated Clover Value Fund’s Class K Shares, Federated Clover Value Fund’s Class K Shares – Pro Forma Combined and Federated Clover Value Fund’s Class K Shares – Pro Forma Combined II, operating expenses are before anticipated waivers and reimbursements as shown in the table and remain the same.  Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Federated American Leaders Fund, Inc., Class K Shares:	$178	$551	$949	$2,062
Federated Clover Value Fund, Inc., Class K Shares:	$283	$868	$1,479	$3,128
Federated Clover Value Fund, Pro Forma Combined Class K Shares:	$197	$609	$1,047	$2,264
Federated Clover Value Fund, Pro Forma Combined II Class K Shares:	$193	$597	$1,026	$2,222

COMPARISON OF POTENTIAL RISKS AND REWARDS: PERFORMANCE INFORMATION

Federated Clover Value Fund – Class A Shares, Class B Shares and Class C Shares

Risk/Return Bar Chart and Table

The Fund is the successor to a common fund that was organized as a Delaware limited liability company and only available to accredited investors (the “Predecessor Fund”). The Predecessor Fund was managed by Clover Capital Management, Inc. Prior to the Fund’s commencement of operations, the Fund had no investment operations. Accordingly, the performance information provided below for the periods prior to its commencement of operations (expected in March 2009) is historical information of the Predecessor Fund adjusted to reflect the expenses applicable for the Class A Shares of the Fund. The Predecessor Fund was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions, diversification requirements and other limitations imposed by the 1940 Act and Subchapter M of the Internal Revenue Code. If the Predecessor Fund had been registered under the 1940 Act, the performance may have been adversely affected.  The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The ‘y’ axis reflects the “% Total Return” beginning with (45)% and increasing in increments of 0.05% up to 35%.

The ‘x’ axis represents calculation periods from the earliest first full calendar year end of the Predecessor Fund’s start of business through the calendar year ended 2008.  The chart features six distinct vertical bars, each shaded in charcoal, and each visually representing by height, the total return percentages for the calendar year. The calculated total return percentages for the Fund’s Class A Shares for each calendar year are stated directly at the top of each respective bar, for the calendar years 2003 through 2008. The percentages noted are: 28.16%, 17.43%, 11.74%, 14.31%, 8.32%, and (37.05)% respectively.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees.  If these charges or fees had been included, the returns shown would have been lower.

Within the period shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 15.87% (quarter ended June 30, 2003). Its lowest quarterly return was (23.38) % (quarter ended December 31, 2008).

Average Annual Total Return Table

The Average Annual Total Returns for the Fund’s Class A Shares, Class B Shares and Class C Shares are reduced to reflect applicable sales charges.  Return Before Taxes is shown for all classes.   In addition, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on the Fund returns.  Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 3000 Value Index (Russell 3000 Value) and the Russell 1000 Value Index (Russell 1000 Value).  Returns of the Russell 3000 Value and Russell 1000 Value do not reflect taxes, sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.  The indexes are unmanaged and, unlike the Fund, are not affected by cash flows.   It is not possible to invest directly in an index.

 (For the periods ended December 31, 2008)

	1 Year	5 Years	Since Inception[1]
Class A Shares2, 3:
Return Before Taxes	(40.51)%	(0.67)%	(0.03)%
Return After Taxes on Distributions[4]	(40.51)%	(0.67)%	(0.03)%
Return After Taxes on Distributions and Sale of Fund Shares[4]	(26.33)%	(0.57)%	(0.02)%
Class B Shares[5]	(41.00)%	(0.69)%	0.10%
Class C Shares[5]	(38.16)%	(0.28)%	0.10%
Russell 3000 Value[6]	(36.25)%	(0.72)%	0.33%
Russell 1000 Value[7]	(36.85)%	(0.79)%	0.23%

1	The Predecessor Fund commenced operations on June 3, 2002.

2
The Fund is the successor to the Predecessor Fund which was managed by Clover Capital Management, Inc.  The Predecessor Fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was therefore not subject to the restrictions under the 1940 Act.  If the Predecessor Fund had been registered under the 1940 Act, return before taxes, returns after taxes on distributions and return after taxes on distributions and sale of Fund Shares may have been adversely affected.

3	The Fund’s Class A Shares total returns for such periods are those of the Predecessor Fund but adjusted to reflect the sales charge and expenses applicable to Class A Shares.

4
After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

5
The Fund’s Class B Shares and Class C Shares total returns for such periods are those of the Predecessor Fund , but adjusted to reflect the contingent deferred sales charge (CDSC) and expenses applicable to Class B Shares and Class C Shares.

6
The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

7
The Russell 1000 Value Index measures the performance of the 1000 largest of the 3000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Federated Clover Value Fund – Class K Shares

Risk/Return Bar Chart and Table

The Fund is the successor to a common fund that was organized as a Delaware limited liability company and only available to accredited investors (the “Predecessor Fund”). The Predecessor Fund was managed by Clover Capital Management, Inc. Prior to the Fund’s commencement of operations, the Fund had no investment operations. Accordingly, the performance information provided below is for the periods prior to its commencement of operations (expected in March 2009) and is historical information of the Predecessor Fund adjusted to reflect the expenses applicable for the Class K Shares of the Fund. The Predecessor Fund was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions, diversification requirements and other limitations imposed by the 1940 Act and Subchapter M of the Internal Revenue Code. If the Predecessor Fund had been registered under the 1940 Act, the performance may have been adversely affected. The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class K Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The ‘y’ axis reflects the “% Total Return” beginning with (45)% and increasing in increments of 0.05% up to 35%.

The ‘x’ axis represents calculation periods from the earliest first full calendar year end of the Predecessor Fund’s start of business through the calendar year ended 2008.  The chart features six distinct vertical bars, each shaded in charcoal, and each visually representing by height, the total return percentages for the calendar year. The calculated total return percentages for the Fund’s Class K Shares for each calendar year are stated directly at the top of each respective bar, for the calendar years 2003 through 2008. The percentages noted are: 27.56%, 16.88%, 11.21%, 13.77%, 7.80%, and (37.37)% respectively.

The Fund’s Class K Shares are sold without a sales charge (load).  The total returns shown in the bar chart above are based upon net asset value.

Within the period shown in the bar chart, the Fund’s Class K Shares highest quarterly return was 15.74% (quarter ended June 30, 2003 ). Its lowest quarterly return was (23.48) % (quarter ended December 31, 2008).

Average Annual Total Return Table

Return Before Taxes is shown.   The table also shows returns for the Russell 3000 Value Index (Russell 3000 Value) and the Russell 1000 Value Index (Russell 1000 Value).  Returns of the Russell 3000 Value and Russell 1000 Value do not reflect taxes, sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.  The indexes are unmanaged and, unlike the Fund, are not affected by cash flows.   It is not possible to invest directly in an index.

 (For the periods ended December 31, 2008)

	1 Year	5 Years	Since Inception[1]
Class K Shares2, 3:
Return Before Taxes	(37.37)%	(0.03)%	0.35%
Russell 3000 Value[4]	(36.25)%	(0.72)%	0.33%
Russell 1000 Value[5]	(36.85)%	(0.79)%	0.23%

1	The Predecessor Fund commenced operations on June 3, 2002.

2
The Fund is the successor to the Predecessor Fund which was managed by Clover Capital Management, Inc.  The Predecessor Fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was therefore not subject to the restrictions under the 1940 Act.  If the Predecessor Fund had been registered under the 1940 Act, return before taxes, returns after taxes on distributions and return after taxes on distributions and sale of Fund Shares may have been adversely affected.

3	The Fund’s Class K Shares total returns for such periods are those of the Predecessor Fund but adjusted to reflect the expenses applicable to Class K Shares.

4
The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

5
The Russell 1000 Value Index measures the performance of the 1000 largest of the 3000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Touchstone Value Opportunities Fund – Class A Shares and Class C Shares

It is anticipated that if the proposed Touchstone Reorganization is consummated, the Class A and Class C Shares of the Federated Clover Value Fund will adopt the performance history and the financial operating history of the Touchstone Value Opportunities Fund. Accordingly, the performance information provided below is for the Touchstone Value Opportunities Fund.

Risk/Return Bar Chart and Table

The bar chart and performance table below illustrate some indication of the risks of investing in the Touchstone Value Fund. The performance information in the bar chart below shows the total returns of the Class A Shares of the Touchstone Value Fund on a calendar year basis through December 31, 2008. The bar chart does not reflect any sales charges which would reduce your return. The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The Average Annual Total Return table below shows returns averaged over the stated periods for the Class A Shares of the Touchstone Value Fund compared with broad-based market indices.

The ‘y’ axis reflects the “% Total Return” beginning with “-45%” and increasing in increments of 0.15% up to 0.45%.

The ‘x’ axis represents calculation periods from the Fund’s Class A shares for each of the last 10 calendar years. The light gray shaded chart features ten distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund’s Class A Shares for each calendar year is stated directly at the top or bottom of each respective bar, for the calendar years 1999 through 2008. The percentages noted are: 4.27%, 10.70%, 13.00%, -12.04% 32.65%, 17.77%, 12.09%, 15.18%, 8.28% and -35.77%, respectively.

Average Annual Total Return Table
This table compares the Touchstone Value Opportunities Fund’s average annual total returns (before and after taxes) for the period ended December 31, 2008, to those of the Russell 3000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

	1 Year	5 Years	10 Years
Touchstone Value Opportunities Fund-Class A Shares [1,2]
Return Before Taxes	(39.45)%	(0.06)%	4.26%
Return After Taxes on Distributions	(39.61)%	(1.70)%	2.40%
Return After Taxes on Distributions and Sale of Fund Shares[2]	(25.44)%	0.04%	3.26%
Russell 3000 Value Index[3]	(36.25)%	(0.72)%	1.69%
Touchstone Value Opportunities Fund– Class C Shares
Return Before Taxes	(36.23)%	0.44%	4.13%
Russell 3000 Value Index[3]	(36.25)%	(0.72)%	1.69%
1
The 5 year and 10 year returns for Class A and Class C shares include performance of the Fund that was achieved prior to the creation of Class A and Class C shares (November 20, 2006). The returns have been restated for sales charges and/or fees applicable to Class A and Class C shares, which includes a 0.25% and a 1.00% 12b-1 fee, respectively.

2
When the “Return After Taxes on Distributions and Sale of Fund Shares” is greater than the “Return Before Taxes,” it is because of realized losses. If a capital loss occurs upon the redemption of the Fund’s shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

3
The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index reflects no deduction for fees, expenses or taxes. You cannot invest directly in an Index.

Federated American Leaders Fund, Inc. - Class A Shares, Class B Shares, Class C Shares and Class F Shares

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The ‘y’ axis reflects the “% Total Return” beginning with (40)% and increasing in increments of 0.10% up to 40%.

The ‘x’ axis represents calculation periods from the calendar year end 1999 through the calendar year ended 2008.  The chart features ten distinct vertical bars, each shaded in charcoal, and each visually representing by height, the total return percentages for the calendar year. The calculated total return percentages for the Fund’s Class A Shares for each calendar year are stated directly at the top of each respective bar, for the calendar years 1999 through 2008. The percentages noted are: 6.72%, 2.00%, (4.62)%, (20.49)%, 27.29%, 9.58%, 4.74%, 16.56%, (9.71)% and (33.95)% respectively.

The total returns shown in the bar chart for the Fund’s Class A Shares do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

Within the period shown in the bar chart, the Fund’s Class A Share highest quarterly return was 16.83% (quarter ended June 30, 2003). Its lowest quarterly return was (19.72)% (quarter ended September 30, 2002).

Average Annual Total Return Table

The Average Annual Total Returns for the Fund’s Class A Shares, Class B Shares, Class C Shares and Class F Shares are reduced to reflect applicable sales charges.  Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for Standard & Poor’s 500/Citigroup Value Index (S&P 500/CV), a broad-based market index and the Lipper Large-Cap Value Average (LLCVA), an average of funds with similar investment objectives. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. Indexes are unmanaged, and it is not possible to invest directly in an index or an average. Lipper averages represent the average of the total returns reported by all mutual funds as designated by Lipper, Inc. as falling in the respective categories indicated.

(For the Periods Ended December 31, 2008)

	1 Year	5 Years	10 Years
Class A Shares:
Return Before Taxes	(37.57)%	(5.49)%	(2.30)%
Return After Taxes on Distributions[1]	(37.94)%	(6.90)%	(3.32)%
Return After Taxes on Distributions and Sale of Fund Shares[1]	(24.39)%	(4.19)%	(1.83)%
Class B Shares:
Return Before Taxes	(38.09)%	(5.43)%	(2.35)%
Class C Shares:
Return Before Taxes	(35.12)%	(5.16)%	(2.49)%
Class F Shares:
Return Before Taxes	(35.27)%	(4.60)%	(1.84)%
S&P 500/CV	(39.22)%	(1.72)%	0.10%
LLCVA	(37.24)%	(1.96)%	0.34%

1    After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns for Class B, Class C and Class F Shares will differ from those shown above for Class A Shares.  After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

  Federated American Leaders Fund, Inc. -  Class K Shares

Risk/Return Bar Chart and Table

The Fund’s Class K Shares is a new class of shares, and commenced operations on April 8, 2003. The Fund offers four other classes of shares, Class A Shares, Class B Shares, Class C Shares and Class F Shares. For the period prior to the commencement of operations of the Class K Shares, the performance information shown in the bar chart below is for the Fund’s Class A Shares, adjusted to reflect the expenses of the Class K Shares. This performance information will help you to analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class K Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The ‘y’ axis reflects the “% Total Return” beginning with (40)% and increasing in increments of 0.10% up to 30%.

The ‘x’ axis represents calculation periods from the calendar year end 1999 through the calendar year ended 2008.  The chart features ten distinct vertical bars, each shaded in charcoal, and each visually representing by height, the total return percentages for the calendar year. The calculated total return percentages for the Fund’s Class K Shares for each calendar year are stated directly at the top of each respective bar, for the calendar years 1999 through 2008. The percentages noted are: 6.20%, 1.50%, (5.10)%, (20.88)%, 26.77%, 9.03%, 4.29%, 16.02%, (10.11)% and (34.24)% respectively.

The Fund’s Class K Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value.

Within the period shown in the bar chart, the Fund’s Class K Shares highest quarterly return was 16.69% (quarter ended June 30, 2003). Its lowest quarterly return was (19.82)% (quarter ended September 30, 2002).

Average Annual Total Return Table

As previously discussed, the Fund’s Class K Shares is a new class of shares, which commenced operations on April 8, 2003. Accordingly, for the period prior to the commencement of operations, the performance information shown in the Average Annual Total Return Table is for the Fund’s Class A Shares, adjusted to reflect the expenses of the Class K Shares. The table shows returns for the Standard & Poor’s 500/Citigroup Value Index (S&P 500/CV), a broad-based market index and the Lipper Large-Cap Value Average (LLCVA), an average of funds with similar investment objectives. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. Indexes are unmanaged, and it is not possible to invest directly in an index or average. Lipper averages represent the average of the total returns reported by all mutual funds as designated by Lipper, Inc. as falling in the respective categories indicated.

(For the Periods Ended December 31, 2008)

	1 Year	5 Years	10 Years
Fund:
Return Before Taxes	(34.24)%	(4.85)%	(2.21)%
S&P 500/CV	(39.22)%	(1.72)%	0.10%
LLCVA	(37.24)%	(1.96)%	0.34%

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Federated Clover Value Fund

Since the Acquiring Fund is a newly created series, a Management’s Discussion of Fund Performance and line graph is not currently available.

FINANCIAL HIGHLIGHTS

Federated Clover Value Fund

Since the Acquiring Fund is a newly created series and as the Acquiring Fund’s first fiscal year will end on September 30, 2009, financial information is not yet available.

Touchstone Value Opportunities Fund

Financial Highlights Class A Shares

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2008	Period Ended September 30, 2007 (A)
Net asset value at beginning of period	$17.85	$19.51
Income (loss) from investment operations:
Net investment income	0.18	0.09
Net realized and unrealized gains (losses) on investments	(2.97)	1.95
Total from investment operations	(2.79)	2.04
Less distributions:
Dividends from net investment income	(0.17)	(0.12)
Distributions from net realized gains	(1.43)	(3.58)
Total distributions	(1.60)	(3.70)
Net asset value at end of period	$13.46	$17.85
Total return (B)	(17.01%)	11.90	%(C)
Net assets at end of period (000s)	$8,231	$472
Ratio of net expenses to average net assets	1.20%	1.31	%(D)
Ratio of gross expenses to average net assets	1.68%	1.31	%(D)

Ratio of net investment income to average net assets	1.25%	0.77	%(D)
Portfolio turnover rate	96%	62%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.
(B) Total returns shown exclude the effect of applicable sales loads.
(C) Not annualized.
(D) Annualized.

Financial Highlights - Class C Shares

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2008	Period Ended September 30, 2007 (A)
Net asset value at beginning of period	$17.81	$119.51
Income (loss) from investment operations:
Net investment income	0.11	0.05
Net realized and unrealized gains (losses) on investments	(3.01)	1.93
Total from investment operations	(2.90)	1.98
Less distributions:
Dividends from net investment income	(0.06)	(0.10)
Distributions from net realized gains	(1.43)	(3.58)
Total distributions	(1.49)	(3.68)
Net asset value at end of period	$13.42	$17.81
Total return (B)	(17.62%)	11.52	%(C)
Net assets at end of period (000s)	$3,865	$423
Ratio of net expenses to average net assets	1.95%	1.86	%(D)
Ratio of gross expenses to average net assets	2.56%	1.86	%(D)
Ratio of net investment income to average net assets	0.55%	0.20	%(D)
Portfolio turnover rate	96%	62%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.
(B) Total returns shown exclude the effect of applicable sales loads.
(C) Not annualized.
(D) Annualized.

Federated American Leaders Fund, Inc.

The financial highlights will help you understand the Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

The information for each of the four years in the period ended March 31, 2009 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report. The information for the prior year was audited by another independent registered public accounting firm.

Financial Highlights - Class A Shares
(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2009	2008	2007	2006 [1]	2005
Net Asset Value, Beginning of Period	$15.32	$23.75	$24.02	$24.46	$23.56
Income From Investment Operations:
Net investment income	0.23 [2]	0.20 [2]	0.25 [2]	0.27 [2]	0.26
Net realized and unrealized gain (loss) on investments	(5.76)	(3.88)	2.21	1.85	0.98
Total from investment operations	(5.53)	(3.68)	2.46	2.12	1.24
Less Distributions:
Distributions from net investment income	(0.24)	(0.19)	(0.27)	(0.28)	(0.34)
Distributions from net realized gain on investments	—-	(4.56)	(2.46)	(2.28)	—-
Total distributions	(0.24)	(4.75)	(2.73)	(2.56)	(0.34)
Net Asset Value, End of Period	$9.55	$15.32	$23.75	$24.02	$24.46
Total Return[3]	(36.29)%	(17.89)%	10.26%	9.09%	5.29%[4]
Ratios to Average Net Assets:
Net expenses	1.28%[5]	1.18%[5]	1.17%[5]	1.17%[5]	1.16%[5]
Net investment income	1.75%	0.92%	1.03%	1.10%	1.11%
Expense waiver/reimbursement[6]	0.04%	0.01%	0.00%[7]	0.00%[7]	0.00%[7]
Supplemental Data:
Net assets, end of period (000 omitted)	$455,086	$924,098	$1,462,078	$1,528,974	$1,577,454
Portfolio turnover	42%	96%	55%	49%	58%
1    Beginning with the year ended March 31, 2006, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

2    Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4    During the period, the Fund was reimbursed by the Adviser, which had an impact of 0.04% on the total return.

5    The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.28%, 1.17%, 1.16%, 1.16% and 1.16% for the years ended March 31, 2009, 2008, 2007, 2006 and 2005, respectively, after taking into account these expense reductions.

6    This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

7    Represents less than 0.01%.

Financial Highlights – Class B Shares
(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2009	2008	2007	2006 [1]	2005
Net Asset Value, Beginning of Period	$15.40	$23.83	$24.08	$24.52	$23.61
Income From Investment Operations:
Net investment income	0.12 [2]	0.02 [2]	0.06 [2]	0.07 [2]	0.11
Net realized and unrealized gain (loss) on investments	(5.79)	(3.88)	2.22	1.85	0.96
Total from investment operations	(5.67)	(3.86)	2.28	1.92	1.07
Less Distributions:
Distributions from net investment income	(0.13)	(0.01)	(0.07)	(0.08)	(0.16)
Distributions from net realized gain on investments	—-	(4.56)	(2.46)	(2.28)	—-
Total distributions	(0.13)	(4.57)	(2.53)	(2.36)	(0.16)
Net Asset Value, End of Period	$9.60	$15.40	$23.83	$24.08	$24.52
Total Return[3]	(36.88)%	(18.52)%	9.41%	8.20%	4.52%[4]
Ratios to Average Net Assets:
Net expenses	2.12%[5]	1.97%[5]	1.96%[5]	1.96%[5]	1.92%[5]
Net investment income	0.86%	0.11%	0.23%	0.30%	0.34%
Expense waiver/reimbursement[6]	0.01%	0.01%	0.00%[7]	0.00%[7]	0.00%[7]
Supplemental Data:
Net assets, end of period (000 omitted)	$74,709	$179,738	$391,359	$589,994	$798,138
Portfolio turnover	42%	96%	55%	49%	58%

1    Beginning with the year ended March 31, 2006, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

2    Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4    During the period, the Fund was reimbursed by the Adviser, which had an impact of 0.04% on the total return.

5    The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 2.12%, 1.96%, 1.95%, 1.94% and 1.92% for the years ended March 31, 2009, 2008, 2007, 2006 and 2005, respectively, after taking into account these expense reductions.

6    This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

7    Represents less than 0.01%.

Financial Highlights – Class C Shares
(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2009	2008	2007	2006 [1]	2005
Net Asset Value, Beginning of Period	$15.39	$23.83	$24.09	$24.53	$23.63
Income From Investment Operations:
Net investment income	0.12 [2]	0.03 [2]	0.07 [2]	0.08 [2]	0.09
Net realized and unrealized gain (loss) on investments	(5.78)	(3.88)	2.21	1.85	0.97
Total from investment operations	(5.66)	(3.85)	2.28	1.93	1.06
Less Distributions:
Distributions from net investment income	(0.14)	(0.03)	(0.08)	(0.09)	(0.16)
Distributions from net realized gain on investments	—-	(4.56)	(2.46)	(2.28)	—-
Total distributions	(0.14)	(4.59)	(2.54)	(2.37)	(0.16)
Net Asset Value, End of Period	$9.59	$15.39	$23.83	$24.09	$24.53
Total Return[3]	(36.87)%	(18.49)%	9.41%	8.24%	4.48%[4]
Ratios to Average Net Assets:
Net expenses	2.09%[5]	1.95%[5]	1.94%[5]	1.94%[5]	1.93%[5]
Net investment income	0.94%	0.15%	0.27%	0.33%	0.33%
Expense waiver/reimbursement[6]	0.01%	0.01%	0.00%[7]	0.00%[7]	0.00%[7]
Supplemental Data:
Net assets, end of period (000 omitted)	$30,846	$63,026	$104,351	$111,946	$121,085
Portfolio turnover	42%	96%	55%	49%	58%

1    Beginning with the year ended March 31, 2006, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

2    Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4    During the period, the Fund was reimbursed by the Adviser, which had an impact of 0.04% on the total return.

5    The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 2.09%, 1.94%, 1.93%, 1.93% and 1.93% for the years ended March 31, 2009, 2008, 2007, 2006 and 2005, respectively, after taking into account these expense reductions.

6    This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

7    Represents less than 0.01%.

Financial Highlights – Class F Shares
(For a Share Outstanding Throughout Each Period)
Year Ended March 31	2009	2008	2007	2006[1]	2005
Net Asset Value, Beginning of Period	$15.28	$23.71	$23.98	$24.42	$23.53
Income From Investment Operations:
Net investment income	0.23 [2]	0.20 [2]	0.25 [2]	0.27 [2]	0.28
Net realized and unrealized gain (loss) on investments	(5.74)	(3.87)	2.22	1.85	0.95
Total from investment operations	(5.51)	(3.67)	2.47	2.12	1.23
Less Distributions:
Distributions from net investment income	(0.25)	(0.20)	(0.28)	(0.28)	(0.34)
Distributions from net realized gain on investments	—-	(4.56)	(2.46)	(2.28)	—-
Total distributions	(0.25)	(4.76)	(2.74)	(2.56)	(0.34)
Net Asset Value, End of Period	$9.52	$15.28	$23.71	$23.98	$24.42
Total Return[3]	(36.31)%	(17.89)%	10.31%[4]	9.11%	5.27%[5]
Ratios to Average Net Assets:
Net expenses	1.27%[6]	1.15%[6]	1.15%[6]	1.16%[6]	1.16%[6]
Net investment income	1.77%	0.95%	1.05%	1.11%	1.11%
Expense waiver/reimbursement[7]	0.02%	0.01%	0.00%[8]	0.00%[8]	0.00%[8]
Supplemental Data:
Net assets, end of period (000 omitted)	$16,068	$31,408	$50,202	$59,611	$66,364
Portfolio turnover	42%	96%	55%	49%	58%

1    Beginning with the year ended March 31, 2006, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3    Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4    During the period, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.05% on the total return.

5 During the period, the Fund was reimbursed by the Adviser, which had an impact of 0.05% on the total return.

6    The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.27%, 1.14%, 1.14%, 1.14% and 1.15% for the years ended March 31, 2009, 2008, 2007, 2006 and 2005, respectively, after taking into account these expense reductions.

7    This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

8    Represents less than 0.01%.

Financial Highlights – Class K Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2009	2008	2007	2006 [1]	2005
Net Asset Value, Beginning of Period	$15.32	$23.75	$24.01	$24.46	$23.57
Income From Investment Operations:
Net investment income	0.18 [2]	0.10 [2]	0.14 [2]	0.16 [2]	0.17
Net realized and unrealized gain (loss) on investments	(5.76)	(3.88)	2.22	1.85	0.95
TOTAL FROM INVESTMENT OPERATIONS	(5.58)	(3.78)	2.36	2.01	1.12
Less Distributions:
Distributions from net investment income	(0.19)	(0.09)	(0.16)	(0.18)	(0.23)
Distributions from net realized gain on investments	——	(4.56)	(2.46)	(2.28)	——
TOTAL DISTRIBUTIONS	(0.19)	(4.65)	(2.62)	(2.46)	(0.23)
Net Asset Value, End of Period	$9.55	$15.32	$23.75	$24.01	$24.46
Total Return[3]	(36.59)%	(18.27)%	9.81%[4]	8.58%	4.78%[5]
Ratios to Average Net Assets:
Net expenses	1.74%[6]	1.62%[6]	1.62%[6]	1.64%[6]	1.63%[6]
Net investment income	1.37%	0.44%	0.57%	0.66%	0.64%
Expense waiver/reimbursement[7]	0.01%	0.01%	0.00%[8]	0.00%[8]	0.00%[8]
Supplemental Data:
Net assets, end of period (000 omitted)	$9,425	$14,137	$44,992	$53,310	$18,095
Portfolio turnover	42%	96%	55%	49%	58%
1    Beginning with the year ended March 31, 2006, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

2    Per share numbers have been calculated using the average shares method.

3    Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4    During the period, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.04% on the total return.

5    During the period, the Fund was reimbursed by the Adviser, which had an impact of 0.04% on the total return.

6    The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.74%, 1.61%, 1.62%, 1.63% and 1.63% for the years ended March 31, 2009, 2008, 2007, 2006 and 2005, respectively, after taking into account these expense reductions.

7    This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

8 Represents less than 0.01%.

INVESTMENT ADVISERS

Federated American Leaders Fund, Inc.

The investment adviser for the Acquired Fund is Federated Equity Management Company of Pennsylvania (“Acquired Fund Adviser”). The Board selects and oversees the Acquired Fund Adviser. The Acquired Fund Adviser manages the Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Acquired Fund Adviser. The fee for these services is paid by the Acquired Fund Adviser and not by the Fund. The address of the Acquired Fund Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

Federated Clover Value Fund

The investment adviser for the Acquiring Fund is Federated Global Investment Management Corp. (“Acquiring Fund Adviser”). The Trustees select and oversee the Acquiring Fund Adviser. The Acquiring Fund Adviser manages the Fund’s assets, including buying and selling portfolio securities. FASC, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Acquiring Fund Adviser. The fee for these services is paid by the Acquiring Fund Adviser and not by the Fund. The address of the Acquiring Fund Adviser is 450 Lexington Avenue, Suite 3700, New York, NY 10017-3943. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Acquired Fund Adviser, Acquiring Fund Adviser, FASC and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to nearly 5,300 investment professionals and institutions.

PORTFOLIO MANAGEMENT INFORMATION

Federated American Leaders Fund, Inc.

Walter C. Bean

Walter C. Bean, Chartered Financial Analyst, has been a Portfolio Manager of the Acquired Fund since August 2008. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and Head of the Income and Value Equity Management Teams of the Acquired Fund Adviser. Mr. Bean joined Federated in 2000.  His previous associations included various investment management and research positions with C.S. McKee & Company, First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean earned a Bachelor’s Degree in Business Administration from Ohio University and an M.B.A. from the Pennsylvania State University. Mr. Bean has 39 years of investment experience.

Federated Clover Value Fund

Matthew P. Kaufler
Mr. Kaufler has been the Acquiring Fund’s portfolio manager since March 2009. He is Vice President of the Acquiring Fund Adviser.  He provides research on the Consumer Staples and Consumer Discretionary sectors and is jointly responsible for the day-to-day management of the Acquiring Fund.  Prior to joining Federated, Mr. Kaufler was employed by Clover Capital Management, Inc. (“Clover”), where he co-managed Clover’s all-cap value investment strategy.  Mr. Kaufler joined Clover in 1991 and was a senior member of Clover’s research team.  Mr. Kaufler also worked in the trust investment division at Chase Manhattan Bank and in the brokerage industry prior to his employment with Clover.  Mr. Kaufler received his B.S. in Business from the New York Institute of Technology and earned an M.B.A. from the Rochester Institute of Technology.  Mr. Kaufler is the recipient of the Financial Executives Institute award for academic excellence.  He is a Chartered Financial Analyst.

Paul W. Spindler
Mr. Spindler has been the Fund’s portfolio manager since March 2009.  He is Vice President of the Acquiring Fund Adviser.  He provides research on the Utility and Energy sectors and is jointly responsible for the day-to-day management of the Fund.  Prior to joining Federated, Mr. Spindler was employed by Clover, where he co-managed Clover’s all cap value investment strategy.  Mr. Spindler joined Clover in 1988 and served on Clover’s research team.  Mr. Spindler earned his B.S. in Business from the Rochester Institute of Technology and his M.B.A. from Ohio State University.  Mr. Spindler is a Chartered Financial Analyst.

Stephen K. Gutch

Mr. Gutch has been the Acquiring Fund’s portfolio manager since May 2009.  He is Vice President of the Fund’s Acquiring Fund Adviser.  He is jointly responsible for the day-to-day management of the Acquiring Fund and develops investment strategy for the Acquiring Fund.  Mr. Gutch also leads the research team that provides fundamental coverage across markets.  Prior to joining Federated, Mr. Gutch was employed by Clover, where he served as Director of Research, overseeing the firm’s portfolio management effort, and co-manager of Clover’s small-cap value strategy. Prior to joining Clover in 2003, Mr. Gutch worked for Continental Advisors, LLC where he was managing director for the firm’s financial services hedge fund. Previous to this, Mr. Gutch managed the financial services portfolio at Fulcrum Investment Group, LLC in Chicago for five years. Mr. Gutch earned a B.A. in Economics from the University of Rochester and an M.B.A. from the William E. Simon Graduate School of Business Administration, also at the University of Rochester. Mr. Gutch is a CFA charterholder.

ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES

Investment Advisory Fees

With respect to the Acquired Fund, the annual advisory fee is 0.55% of the Fund’s average daily net assets plus 4.50% of the Acquired Fund’s gross income. Gross income includes, in general, discounts earned on U.S. Treasury bills and agency discount notes, interest earned on all interest-bearing obligations, and dividend income recorded on the ex-dividend date but does not include capital gains or losses or reduction for expenses. With respect to the Acquiring Fund, the annual advisory fee is 0.75% of the Acquiring Fund’s average daily net assets. Both the Acquired Fund Adviser and Acquiring Fund Adviser (collectively, the “Advisers”) may voluntarily choose to waive a portion of its advisory fee or reimburse other expenses of the Fund it advises. This voluntary waiver or reimbursement may be terminated by the Advisers at any time in their sole discretion. A discussion of the Board’s review of the Acquired Fund’s investment advisory contract is available in the Acquired Fund’s semi-annual report dated September 30, 2008.

Administrative Fees

Federated Administrative Services (“FAS”), an affiliate of the Advisers, serves as administrator to both the Acquired Fund and the Acquiring Fund and provides certain administrative personnel and services as necessary. FAS provides these services at an annual rate based on the average aggregate daily net assets of each Fund and most of the other Federated funds advised by the Adviser or its affiliates.  The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily nets assets to 0.075% on assets over $20 billion.  FAS’ minimum annual administrative fee with respect to each Fund is $150,000 per portfolio and $40,000 per each additional class of shares.  FAS may voluntarily choose to waive a portion of its fee.

Each Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

Service Fees

Each Fund is a party to a Shareholder Services Agreement under which it may make payments of up to 0.25% of the average daily net assets of the Acquired Fund’s Class A Shares, Class B Shares, Class C Shares, and Class F Shares and of the Acquiring Fund’s Class A Shares, Class B Shares and Class C Shares to financial intermediaries, or to Federated Shareholder Services Company, a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account it is not eligible to also receive Account Administration Fees on the same account.

Rule 12b-1 Fees

Federated Securities Corp. (“FSC”), an affiliate of the Adviser, is the principal distributor for shares of both Funds. Each Fund has adopted a Rule 12b-1 Plan which allows it to pay marketing fees of up to 0.05% (for Class A Shares of the Acquiring Fund), 0.50% (for Class K Shares of both Funds) and 0.75% (for Class B Shares and Class C Shares of both Funds) of average net assets to FSC for the sale, distribution, administration and customer servicing of Fund shares. When FSC receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. Because these shares pay marketing fees on an ongoing basis, the investment cost in these shares may be higher over time than other shares with different sales charges and marketing fees.

Account Administration Fees

Each Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Fund and shareholders. If a bank receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

Recordkeeping Fees

Each Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Fund’s shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

Networking Fees

Each Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Fund and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

Additional Payments to Financial Intermediaries

FSC may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of shares of the Funds or provide services to Fund shareholders.  The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell shares of a Fund.  In some cases, such payments may be made by or funded from the resources of companies affiliated with FSC (including the Adviser).  These payments are not reflected in the fees and expenses listed in the fee table section of a Fund’s prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.  These payments may be in addition to payments of Rule 12b-1 Fees and/or Service Fees and/or Account Administration Fees and/or Recordkeeping Fees and/or Networking Fees made by a Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of a Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting FSC preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. A prospective investor may ask his or her financial intermediary for information about any payments it receives from the FSC or the Fund and any services provided.

Purchase, Redemption and Exchange Procedures; Dividends and Distributions; Tax Information; Frequent Trading; Portfolio Holdings Disclosure Policy

The transfer agent and dividend-disbursing agent for each Fund is State Street Bank and Trust Company.  Procedures for the purchase, redemption and exchange of the Acquired Fund’s shares are the same as those applicable to the purchase, redemption and exchange of the Acquiring Fund’s shares.  Reference is made to the Prospectuses of the Acquired Fund dated May 31, 2009, and the Prospectuses of the Acquiring Fund dated January 21, 2009, each of which is incorporated herein by reference, for a complete description of the purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of each Fund.

Purchases

Shares of a Fund may be purchased any day the New York Stock Exchange (NYSE) is open. When a Fund receives a transaction request in proper form (as described in its Prospectus), it is processed at the next calculated NAV plus any applicable front-end sales charge (public offering price). When a Fund holds securities that trade in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days when shares of the Fund cannot be purchased or redeemed. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open.

Purchases of shares of each Fund may be made through a financial intermediary, directly from the Fund by wire and by check, or through an exchange from the same share class of another Federated fund (you must meet the minimum initial investment requirement for purchasing shares and both accounts must have identical registrations). Once you have opened your account, purchases may also be made by Automated Clearing House (ACH), whereby additional shares are purchased through a depository institution that is an ACH member. Also once you have opened your account, all classes can purchase shares by using the Systematic Investment Program (SIP).  Acquiring Fund shareholders may also purchase shares by automatic investment and direct deposit. Each Fund reserves the right to reject any request to purchase or exchange shares.

Purchasers of each Fund’s Class A Shares incur a front-end sales charge of up to 5.50% of the public offering price on purchase amounts less than $1 million. The sales charges are subject to the breakpoint discounts and rights of accumulation, which are identical for each Fund and are described in each Fund’s prospectus for its Class A Shares. For purchases of $1 million or more, a contingent deferred sales charge, or CDSC, of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

There is no front-end sales charge upon purchase of Class B Shares; however, upon redemption, holders of each Fund’s Class B Shares may incur a CDSC of up to 5.50% on Class B Shares redeemed within 7 years of the purchase date.

There is no front-end sales charge upon purchase of Class C Shares; however, upon redemption, holders of each Fund’s Class C Shares may incur a CDSC of 1% on Class C Shares redeemed within 12 months of the purchase date.

Purchasers of the Acquired Fund’s Class F Shares incur a front-end sales charge of 1.00% on purchases $1 million or less. Upon redemption, holders of the Acquired Fund’s Class F Shares may incur a CDSC of up to 1.00% on shares held for four years or less.

There is no front-end sales charge or CDSC upon purchase or redemption of Class K Shares.

The CDSC on Class A Shares, Class B Shares, Class C Shares and the Acquired Fund’s Class F Shares is calculated using the share price at the time of purchase or redemption, whichever is lower. The CDSC on each Fund’s Class B Shares and Class C Shares, and the Acquired Fund’s Class F Shares may be reduced or eliminated in certain circumstances, which are identical for each Fund, described in the prospectus for each Fund.

The required minimum initial and subsequent investment amounts in each Fund for Class A Shares, Class B Shares, Class C Shares and in the Acquired Fund’s Class F Shares are $1,500 and $100. The minimum initial and subsequent investment amounts for IRS Rollovers from retirement plans are $250 and $100, respectively. The minimum and subsequent investment amounts for Class K Shares for IRA Rollovers and retirement plans are $250 and $100 respectively.

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional shares to meet the minimum.

Redemptions and Exchanges

Redemptions and exchanges of each Fund may be made through a financial intermediary or directly from the Fund by telephone or by mailing a written request.  Shares of both Funds may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV.

Each Fund has an exchange privilege that allows shareholders to exchange shares of the Fund into shares of the same class of another Federated fund.

Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of each Fund may be obtained by calling 1-800-341-7400.

Other Share Class Offered by the Acquiring Fund

The Acquiring Fund also offers Institutional Shares in addition to Class A Shares Class B Shares, Class C Shares and Class K Shares. All share classes have different sales charges and other expenses which affect their performance. The additional class of shares may be preferred for certain shareholders. Please note that certain purchase restrictions may apply. Shareholders who are Eligible Investors to purchase Institutional Shares may convert the shares received in the Reorganization into Institutional Shares. For information on whether or not you are eligible to purchase Institutional Shares please request an Institutional Shares Prospectus for the Acquiring Fund by calling 1-800-341-7400. To request a Statement of Additional Information please call 1-800-341-7400.

Dividends and Distributions

Both Funds declare and pay any dividends quarterly to shareholders.  Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Funds pay any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless a cash payment is elected. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

Tax Information

Each Fund’s distribution of ordinary income dividends and capital gains are taxable to you whether paid in cash or reinvested in a Fund. Ordinary income dividends are taxable at different rates depending on the source of the income. Capital gains distributed by a Fund are taxable at different rates depending upon the length of time a Fund held the assets giving rise to those capital gains.  Redemptions and exchanges of Fund Shares are taxable sales. Please consult your tax adviser regarding your Federal, state and local tax situation.

Frequent Trading

Frequent or short-term trading into and out each Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle.  Such trading in significant amounts can disrupt a Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund.  Investors engaged in such trading may also seek to profit by anticipating changes in a Fund’s NAV in advance of the time as of which NAV is calculated.

Each Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of its shares.  These policies and procedures are identical for both Funds and are described in each Fund’s Prospectus, incorporated herein by reference.

Portfolio Holdings Disclosure Policies

Each Fund’s SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities.  The SAIs are available on Federated’s website at FederatedInvestors.com.

INFORMATION ABOUT THE REORGANIZATION

Description of the Agreement and the Plan of Reorganization

The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or after September 18, 2009.  On the Closing Date, all of the assets (except for deferred or prepaid expenses which are not expected to be material) of the Acquired Fund will be transferred to the Acquiring Fund.  In exchange for the transfer of these assets, the Acquiring Fund will simultaneously issue to the Acquired Fund a number of full and fractional Class A Shares of the Acquiring Fund equal in value to the aggregate NAV of the Class A Shares and Class F Shares of the Acquired Fund, and a number of full and fractional Class B Shares, Class C Shares and Class K Shares of the Acquiring Fund equal in value to the aggregate NAV of the Class B Shares, Class C Shares and Class K Shares, respectively, of the Acquired Fund calculated as of 4:00 p.m. on the Closing Date.

The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund shall be the value of such assets at the Closing Date of the Reorganization using the valuation procedures set forth in the Acquiring Fund’s Declaration of Trust and its current Prospectuses and SAI, or such other valuation procedures as the Acquired Fund and the Acquiring Funds shall mutually agree. There are no material differences between the valuation procedures of the Acquired Fund and the Acquiring Fund. Consequently, it is not anticipated that the use of the Acquiring Funds valuation procedures will result in a material revaluation of the Acquired Fund’s assets at the time of the Reorganization. Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.  Over-the-counter derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. If a Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers.  If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the Fund’s fair valuation procedures described in the Funds’ Prospectuses and Statement of Additional Information.

The Acquired Fund will discharge all of its liabilities and obligations prior to consummation of the Reorganization.  Following the transfer of its assets in exchange for Class A Shares, Class B Shares, Class C Shares and Class K Shares of the Acquiring Fund, the Acquired Fund will distribute the Class A Shares of the Acquiring Fund pro rata to shareholders of record of Class A Shares and Class F Shares, and the Acquired Fund will distribute Class B Shares, Class C Shares and Class K Shares of the Acquiring Fund pro rata to shareholders of record of Class B Shares, Class C Shares and Class K Shares of the Acquired Fund, respectively, in complete liquidation of the Acquired Fund.  Shareholders of the Acquired Fund owning shares on the Closing Date of the Reorganization will receive that number of Class A Shares, Class B Shares, Class C Shares and Class K Shares of the Acquiring Fund which have the same aggregate value as the shareholder held in the Acquired Fund immediately before the Reorganization.  This distribution will be accomplished by the establishment of accounts in the names of the Acquired Fund’s shareholders on the share records of the Acquiring Fund’s transfer agent.  The Acquiring Fund does not issue share certificates to shareholders.

Following the consummation of the Reorganization, the Acquired Fund will then be dissolved.

The transfer of shareholder accounts from the Acquired Fund to the Acquiring Fund will occur automatically.  It is not necessary for the Acquired Fund shareholders to take any action to effect the transfer.  Please do not attempt to make the transfer yourself.  If you do so, you may disrupt the management of the Funds’ portfolios, and you may incur sales charges that you would not incur in the Reorganization.

The Plan contains customary representations, warranties and conditions.  The Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by the Acquired Fund’s shareholders; and (ii) the receipt by the Corporation of an opinion to the effect that the Reorganization will be tax-free to the Acquired Fund, its shareholders and the Acquiring Fund.  The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Board determines that the Reorganization is not in the best interest of the shareholders of the Acquired Fund or the Acquiring Fund, respectively.

The expenses of the Reorganization will be paid by the Acquired Fund, the Acquiring Fund, the Acquired Fund Adviser and Acquiring Fund Adviser (collectively the “Advisers”) or their affiliates.  Reorganization expenses include, without limitation: expenses associated with the preparation and filing of this Prospectus/Proxy Statement; postage; printing; accounting fees; legal fees incurred by each Fund; proxy solicitation costs; and other related administrative or operational costs. The Acquired Fund will pay for the direct proxy expenses (e.g. printing, mailing, solicitation and tabulation expenses) estimated to be approximately $507,396.  The Acquiring Fund will pay registration fees on an as incurred basis. The Advisers will pay legal, accounting and other expenses related to the Reorganization.  Any brokerage charges associated with the purchase or disposition of portfolio securities by the Acquired Fund prior to the Reorganization will be borne by the Acquired Fund in an amount of up to approximately $396,000.

The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Annex A and incorporated herein by reference.

Description of the Acquiring Fund’s Share Classes and Capitalization

Class A Shares, Class B Shares, Class C Shares and Class K Shares of the Acquiring Fund to be issued to the shareholders of the Acquired Fund’s Class A Shares and Class F Shares, Class B Shares, Class C Shares and Class K Shares, respectively, under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights.  Reference is hereby made to the Prospectuses of the Acquiring Fund provided herewith for additional information about Class A Shares, Class B Shares, Class C Shares and Class K Shares of the Acquiring Fund.

The following table sets forth the unaudited capitalization of Federated American Leaders Fund, Inc.’s Class A Shares, Class B Shares, Class C Shares, Class F Shares and Class K Shares and Federated Clover Value Fund’s Class A Shares, Class B Shares, Class C Shares and Class K Shares as of April 30, 2009 and on a pro forma combined basis after giving effect to the Reorganization as of that date:

Fund	Total Net Assets*	Shares Outstanding	Net Asset Value Per Share
Federated American Leaders Fund, Inc. – Class A Shares	$474,018,238	47,376,470	$10.01
Federated American Leaders Fund, Inc. – Class F Shares	$16,750,813	1,678,389	$9.98
Adjustments	-	(2,001,259)	-
Federated Clover Value Fund – Class A Shares	$225.33	21.61	$10.43
Federated Clover Value Fund, Pro Forma Combined – Class A Shares	$490,769,276	47,053,622	$10.43

Federated American Leaders Fund, Inc. – Class B Shares	$76,533,295	7,610,972	$10.06
Adjustments	-	(266,126)	-
Federated Clover Value Fund – Class B Shares	$4,000	384	$10.42
Federated Clover Value Fund, Pro Forma Combined – Class B Shares	$76,537,295	7,345,230	$10.42

Federated American Leaders Fund, Inc. – Class C Shares	$31,947,941	3,179,371	$10.05

Adjustments	-	(116,289)	-
Federated Clover Value Fund – Class C Shares	$112.78	10.81	$10.43
Federated Clover Value Fund, Pro Forma Combined – Class C Shares	$31,948,054	3,063,093	$10.43

Federated American Leaders Fund, Inc. – Class K Shares	$10,052,143	1,004,684	$10.01
Adjustments	-	(40,912)	-
Federated Clover Value Fund – Class K Shares	$112.78	10.81	$10.43
Federated Clover Value Fund, Pro Forma Combined – Class K Shares	$10,052,256	963,783	$10.43
*  Does not reflect additional $6,481,329 of net assets of Federated Clover Value Fund Institutional Shares.

The following table shows the unaudited capitalization of Touchstone Value Opportunities Fund’s Class A Shares, Class C Shares and Class Z Shares and a proforma capitalization assuming that the Reorganization and the Touchstone Reorganization are consummated:

Fund	Total Net Assets*	Shares Outstanding	Net Asset Value Per Share
Federated American Leaders Fund, Inc. – Class A Shares	$474,018,238	47,376,470	$10.01
Federated American Leaders Fund, Inc. – Class F Shares	$16,750,813	1,678,389	$9.98
Touchstone Value Opportunities Fund- Class A Shares	$10,245,434	1,026,597	$9.98
Touchstone Value Opportunities Fund- Class Z Shares	$133,050,921	13,345,127	$9.97
Adjustments	-	(2,634,118)	-
Federated Clover Value Fund – Class A Shares	$225.33	21.61	$10.43
Federated Clover Value Fund, Pro Forma Combined – Class A Shares	$634,065,631	60,792,487	$10.43

Federated American Leaders Fund, Inc. – Class B Shares	$76,533,295	7,610,972	$10.06
Adjustments	-	(266,126)	-
Federated Clover Value Fund – Class B Shares	$4,000	384	$10.42

Federated Clover Value Fund, Pro Forma Combined – Class B Shares	$76,537,295	7,345,230	$10.42

Federated American Leaders Fund, Inc. – Class C Shares	$31,947,941	3,179,371	$10.05
Touchstone Value Opportunities Fund- Class C Shares	$3,646,924	366,894	$9.94
Adjustments	-	(133,526)	-
Federated Clover Value Fund – Class C Shares	$112.78	10.81	$10.43
Federated Clover Value Fund, Pro Forma Combined – Class C Shares	$35,594,978	3,412,750	$10.43

Federated American Leaders Fund, Inc. – Class K Shares	$10,052,143	1,004,684	$10.01
Adjustments	-	(40,912)	-
Federated Clover Value Fund – Class K Shares	$112.78	10.81	$10.43
Federated Clover Value Fund, Pro Forma Combined – Class K Shares	$10,052,256	963,783	$10.43
*  Does not reflect additional $6,481,329 of net assets of Federated Clover Value Fund Institutional Shares

Federal Income Tax Consequences

As a condition to the Reorganization, each Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

·
the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of section 368(b) of the Code;

·	no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Acquired Fund’s assets in exchange for the shares of the Acquiring Fund;

·
no gain or loss will be recognized by the Acquired Fund upon transfer of its assets to the Acquiring Fund solely in exchange for the shares of the Acquiring Fund or upon the distribution of the Acquiring Fund shares to the Acquired Fund’s shareholders in exchange for their Acquired Fund shares;

·	no gain or loss will be recognized by shareholders of the Acquired Fund upon exchange of their Acquired Fund shares for Acquiring Fund shares;

·	the tax basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization;

·
the aggregate tax basis of  the Acquiring Fund shares received by each shareholder of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Acquired Fund held by such shareholder immediately prior to the Reorganization;

·	the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund; and

·
the holding period of the Acquiring Fund shares received by each shareholder of the Acquired Fund will include the period during which the shares of the Acquired Fund exchanged therefor were held by such shareholder, provided the shares of the Acquired Fund were held as capital assets on the date of the Reorganization.

The opinion provided in connection with the Reorganization shall be based on customary assumptions and such representations as Reed Smith LLP may reasonably request and each Fund will cooperate to make and certify the accuracy of such representations. The opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquired Fund, the Acquiring Fund or any shareholder of the Acquired Fund with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, the requirement that the above-described opinion be provided in connection with the Reorganization cannot be waived by either Fund.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Acquired Fund shares and the fair market value of the Acquiring Fund shares received in exchange therefor. Shareholders of the Acquired Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. In addition, because the forgoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

The Acquired Fund may dispose of a material portion of its portfolio securities prior to the Reorganization (which may result in the realization of capital gains). Before the Reorganization, the Acquired Fund will distribute ordinary income and realized capital gains to shareholders (after reduction by any available capital loss carry forward) through the closing of the Reorganization. Such distributions will be taxable to shareholders.

As of April 30, 2009, the Acquired Fund and the Acquiring Fund had the following unrealized appreciation/(depreciation). These amounts will change by the date of the Reorganization.

Acquired Fund	$(173.7) million
Acquiring Fund	$0.7 million
As of its most recent fiscal year end March 31, 2009, the Acquired Fund had capital loss carryovers in the amount of approximately $342 million.

It is anticipated that any built-in losses and capital loss carryovers of the Acquired Fund and the Acquiring Fund which are generated prior to the Reorganization will remain available to the Acquiring Fund following the Reorganization, subject to any applicable limitations under the Code (including limitations that may be imposed as a result of the Reorganization).

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

Both Funds are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV. Federated Clover Value Fund is a portfolio of the Trust, which was established under the laws of the Commonwealth of Massachusetts.  Federated American Leaders Fund, Inc. was established under the laws of the State of Maryland. Unlike the Acquired Fund, which as a Maryland corporation is subject to the Pennsylvania franchise tax, the Acquiring Fund, as a portfolio of a Massachusetts business trust, is not subject to such tax. The Acquiring Fund and Acquired Fund are governed by their respective Declaration of Trust or Articles of Incorporation, Bylaws and Boards of Trustees or Directors, in addition to applicable state and federal law. The rights of shareholders of the Acquiring Fund and Acquired Fund are set forth in their respective Declaration of Trust or Articles of Incorporation and Bylaws. Set forth below is a brief summary of the significant rights of shareholders of the Acquiring Fund and shareholders of the Acquired Fund.

CATEGORY	SHAREHOLDER RIGHTS ACQUIRING FUND	SHAREHOLDER RIGHTS ACQUIRED FUND
Preemptive Rights	None	None
Preferences	None	None
Appraisal Rights	None	None
Conversion Rights	None	None
Exchange Rights (other than the right to exchange for shares of the same class of other Federated mutual funds as provided in the Funds’ prospectuses)	None	None
Annual Meeting	Not required	Not required
Right to Call Shareholder Meetings	Shall be called upon the written request of the holders of at least 10% of outstanding shares of the Fund entitled to vote at the meeting.	Shall be called upon the written request of the holders of at least 10% of outstanding shares of the Fund entitled to vote at the meeting.

Notice of Meeting	The Board of Trustees may fix a date not more than 60 days before the meeting date as the record date for determining shareholders entitled to notice of or to vote at any meeting of shareholders.
The Board of Directors may fix a date not less than ten days and not more than 90 days before the meeting date as the record date for determining shareholders entitled to notice of or to vote at any meeting of shareholders.

Quorum for Meetings	Except when otherwise required by law, the presence in person or by proxy of the holders of more than 50% of the shares entitled to vote constitutes a quorum at any meeting of shareholders.
The presence in person or by proxy of holders of one-third of the shares of stock of the Corporation entitled to vote without regard to class shall constitute a quorum. However, with respect to any matter which by law requires the approval of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class entitled to vote on the matter shall constitute a quorum.

Vote Required for Election of Trustees or Directors	A plurality of votes cast at the meeting. Cumulative voting is not permitted.
Notwithstanding any provision of law requiring a greater proportion than a majority of the votes of all classes or of any class of stock entitled to be cast, to take or authorize any action, the Corporation may take or authorize any such action upon the concurrence of a majority of the aggregate number of the votes entitled to be cast thereon.

Adjournment of Meetings
In the absence of a quorum, a plurality of the shares present in person or by proxy entitled to vote may adjourn the meeting from time to time without further notice than by announcement at the meeting until a quorum shall be present.

In the absence of a quorum, a majority of those Shareholders present in person or by proxy may adjourn the meeting from time to time to a date not later than 120 days after the original record date without further notice than by announcement at the meeting until a quorum shall be present.

Removal of Trustees/Directors by Shareholders	A trustee may be removed from office at any special meeting of shareholders by a vote of two-thirds of the outstanding shares
At any meeting of Shareholders duly called for the purpose, any Director may by the vote of a majority of all of the Shares entitled to vote be removed from office.  At the same meeting, the vacancy in the Board of Directors may be filled by the election of a Director to serve until the next annual meeting of Shareholders and the election and qualification of his successor.

Personal Liability of Officers and Trustees
Provided they have acted under the belief the their actions are in the best interest of the Trust, the Trustees and officers shall not be responsible for the liable in any event for neglect or wrongdoing by them or any officer, agent, employee, investment adviser or principal underwriter of the Trust or any entity providing administrative services to the Trust, but nothing herein contained shall protect any Trustee of officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law.  The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law.  The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law.  There is no protection for any such person against any liability to the Corporation or any Shareholder thereof to which such person would otherwise be subject by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

Right of Inspection
Under Massachusetts law, and under the Bylaws of the Trust, the Trustees of a Massachusetts business trust may from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each series and class of shares of the Trust or any of them may be open to inspection of the shareholders of any series or class; and no shareholders of any series or class may have the right to inspect any account or book or document of the Trust except that, to the extent such account or book or document relates to the series or class in which he is a shareholder or the Trust generally, such shareholder will have such right of inspection as conferred by laws or authorized by the Trustees or by the resolution of the shareholders of the relevant series or class.

The Board of Directors shall, subject to the laws of Maryland, have power to determine, from time to time, whether and to what extent and at what times and places and under what conditions and regulations any accounts and books of the Corporation, or any of them, shall be open to the inspection of the Stockholders.

INFORMATION ABOUT THE ACQUIRING FUND AND THE ACQUIRED FUND;

WHERE TO FIND ADDITIONAL INFORMATION

Information about the Acquired Fund is included in its Prospectuses and SAI dated May 31, 2009, each of which is incorporated herein by reference.  Information about the Acquiring Fund is included in its Prospectuses and its SAI dated January 21, 2009, each of which is incorporated herein by reference. A copy of the Prospectuses for the Acquiring Fund accompanies the Prospectus/Proxy Statement. Copies of the SAI of the Acquiring Fund, the Prospectus and SAI of the Acquired Fund and the SAI dated July __, 2009, relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561. The Prospectuses and SAIs of the Acquired Fund and the Acquiring Fund are also available electronically at Federated’s website at FederatedInvestors.com.

The Corporation, on behalf of the Acquired Fund and the Trust, on behalf of the Acquiring Fund, are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC.  Reports, proxy and information statements, and other information filed by the Corporation, on behalf of the Acquired Fund and filed by the Trust, on behalf of the Acquiring Fund, can be obtained by calling or writing to the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

Legal Proceedings

Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund’s directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

Proxies are being solicited by the Board of the Corporation, on behalf of the Acquired Fund.  The proxies will be voted at the special meeting of shareholders of the Acquired Fund to be held at 2:00 p.m. on September 16, 2009 at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (such special meeting and any adjournment or postponement hereof are referred to as the “Special Meeting”).

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Acquired Fund or its affiliates.  In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of the Advisers or their affiliates, or, if necessary, a communications firm retained for this purpose.  Such solicitations may be by telephone, through the Internet or otherwise.  Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholders after the fact.  Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form.  The Advisers may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The purpose of the Special Meeting is set forth in the accompanying Notice.  The Board of Directors knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting.  Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.  This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about July 13, 2009 to shareholders of record at the close of business on June 26, 2009 (the “Record Date”).

The Acquired Fund’s Annual Report, which includes audited financial statements for the fiscal year ended March 31, 2009, was previously mailed to shareholders of the Acquired Fund.  The Acquired Fund will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered a copy of the Annual Report of the Acquired Fund, which may be requested by writing to the Acquired Fund’s principal executive officers or by calling the Acquired Fund.  The principal executive office of the Acquired Fund is located at 4000 Ericsson Drive, Warrendale, PA 15086-7561.  This document, as well as additional information about the Acquired Fund (including portfolio holdings, performance, and distributions), is also available on the website for the Fund.  The website for the Acquired Funds is FederatedInvestors.com. The toll-free telephone number for both Funds is 1-800-341-7400.

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting.  Each Share of the Acquired Fund is entitled to one vote.  Fractional shares are entitled to proportionate shares of one vote.  The votes of shareholders of the Acquiring Fund are not being solicited since their approval is not required in order to effect the Reorganization.

Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Corporation.  In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person.  All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the submitted proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Agreement and Plan of Reorganization.

In order to hold the Special Meeting, a “quorum” of shareholders of the Acquired Fund must be present. Holders of one-third of the total number of shares entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Agreement and Plan of Reorganization and for the purpose of transacting any other business which may come before the meeting. Approval of the Reorganization requires the affirmative vote of “a majority of the outstanding securities” as defined in the 1940 Act. This vote requires the lesser of (A) 67% or more of the voting securities of  the Acquired Fund present at the Special Meeting if the shareholders of more than 50% of the outstanding voting securities are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Acquired Fund.

Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in FAVOR of the approval of the Reorganization. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” note for the purposes of obtaining the requisite approval of the proposal.

If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting from time to time to a date not later than 120 days after the original record date without further notice other than by announcement to be given at the Meeting until a quorum is met.  In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal.  All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned.  The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote.  A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

SHARE OWNERSHIP OF THE FUNDS

As of _________, 2009, the Acquired Fund had the following numbers of outstanding shares of beneficial interest:

Name of Fund	Share Class	Outstanding Shares
Federated American Leaders Fund, Inc.	Class A Shares
Federated American Leaders Fund, Inc.	Class B Shares
Federated American Leaders Fund, Inc.	Class C Shares
Federated American Leaders Fund, Inc.	Class F Shares
Federated American Leaders Fund, Inc.	Class K Shares
Each share is entitled to one vote and fractional shares have proportionate voting rights.

To the knowledge of the Corporation’s management, as of ________, 2009, the following entities held beneficially or of record more than 5% of the Acquired Fund’s outstanding share classes.

Federated American Leaders Fund, Inc. (Class A Shares)

Federated American Leaders Fund, Inc. (Class B Shares)

Federated American Leaders Fund, Inc. (Class C Shares)

Federated American Leaders Fund, Inc. (Class F Shares)

Federated American Leaders Fund, Inc. (Class K Shares)

Officers and Directors of the Acquired Fund own less than 1% of each class of the Acquired Fund’s outstanding shares.

To the knowledge of the Trust’s management, as of ______, 2009, the following entities held beneficially or of record more than 5% of the Acquiring Fund’s outstanding share classes.

Federated Clover Value Fund (Class A Shares)

Federated Clover Value Fund (Class B Shares)

Federated Clover Value Fund (Class C Shares)

Federated Clover Value Fund (Class K Shares)

Interests of Certain Persons

Officers and Trustees own less than 1% of each class of the Acquiring Fund’s outstanding shares.

Shareholders owning 25% or more of outstanding shares may be in control of the Fund of which they are a shareholder and be able to effect the outcome of certain matters presented for a vote of shareholders.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Acquired Fund.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

John W. McGonigle

Secretary

July ____, 2009

ANNEX A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of _______, 2009, by and between FEDERATED AMERICAN LEADERS FUND, INC., a Maryland corporation, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Acquired Fund”) and FEDERATED EQUITY FUNDS, a Massachusetts business trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Trust”), with respect to FEDERATED CLOVER VALUE FUND, a series of the Trust (“Acquiring Fund” and, collectively with the Acquired Fund, the “Funds”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.  The reorganization will consist of:  (i) the transfer of all of the assets of the Acquired Fund in exchange for Class A Shares, Class B Shares, Class C Shares and Class K Shares, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the distribution of Class A Shares of the Acquiring Fund to the holders of the Acquired Fund’s Class A Shares and Class F Shares; the distribution of Class B Shares of the Acquiring Fund to the holders of the Acquired Fund’s Class B Shares; the distribution of Class C Shares of the Acquiring Fund to the holders of the Acquired Fund’s Class C Shares; and the distribution of Class K Shares of the Acquiring Fund to the holders of Class K Shares of the Acquired Fund; and (iii) the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquired Fund is a stand-alone corporate entity having no separate series; the Acquiring Fund is a separate series of the Trust; the Acquired Fund and the Trust are open-end, registered management investment companies; and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund and the Acquired Fund are authorized to issue their shares of beneficial interest;

WHEREAS, the Directors of the Acquired Fund have determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

1.1           THE EXCHANGE.  Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund.  In exchange, the Acquiring Fund agrees:  (i) to deliver to the Acquired Fund the number of each class of full and fractional Acquiring Fund Shares, determined by multiplying (a) the shares outstanding of each class of shares of the Acquired Fund (“Acquired Fund Shares”) by (b) the ratio computed by dividing (x) the net asset value per share of such class of  Acquired Fund Shares by (y) the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2.  Holders of Class A Shares and Class F Shares of the Acquired Fund will receive Class A Shares of the Acquiring Fund, holders of Class B Shares of the Acquired Fund will receive Class B Shares of the Acquiring Fund, holders of Class C Shares of the Acquired Fund will receive Class C Shares of the Acquiring Fund and holders of Class K Shares of the Acquired Fund will receive Class K Shares of the Acquiring Fund.  Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

1.2           ASSETS TO BE ACQUIRED.  The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund. The assets acquired by the Acquiring Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, and shall be excluded from the Valuation of Assets under paragraph 2.1 and the corresponding calculation of net asset value per share of each class of the Acquired Fund Shares under this Agreement.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements.  The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.

1.3           LIABILITIES TO BE DISCHARGED.  The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

1.4           LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable:  (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Fund Shareholders”), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below.  Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, and representing the respective pro rata numbers of Acquiring Fund Shares due such shareholders.  All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund.  The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.  After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

1.5           OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.  Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

1.6           TRANSFER TAXES.  Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7           REPORTING RESPONSIBILITY.  Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

1.8           DISSOLUTION.  The Acquired Fund shall be dissolved promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

1.9           BOOKS AND RECORDS.  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

2.1           VALUATION OF ASSETS.  The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2           VALUATION OF SHARES.  The net asset value per share of each class of Acquiring Fund Shares shall be the net asset value per share of such class of Acquiring Fund Shares computed at the closing on the Closing Date, using the valuation procedures set forth in the Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3           SHARES TO BE ISSUED.  The number of each class of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets, shall be determined by multiplying (a) the shares outstanding of each class of Acquired Fund Shares by (b) the ratio computed by dividing (x) the net asset value per share of such class of Acquired Fund Shares by (y) the net asset value per share of the corresponding class of Acquiring Fund Shares determined in accordance with paragraph 2.2.

2.4           DETERMINATION OF VALUE.  All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1           CLOSING DATE.  The closing (“Closing”) shall occur on or after ________, 2009, or such other date(s) as the parties may agree to in writing (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein.  The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

3.2           CUSTODIAN’S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), shall deliver at the Closing a certificate of an authorized officer stating that:  (a) the Acquired Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3           EFFECT OF SUSPENSION IN TRADING.  In the event that on the scheduled Closing Date, either:  (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4           TRANSFER AGENT’S CERTIFICATE.  State Street Bank and Trust Company, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver, or cause State Street Bank and Trust Company, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

  ARTICLE IV

  REPRESENTATIONS AND WARRANTIES

4.1           REPRESENTATIONS OF THE ACQUIRED FUND.  The Acquired Fund represents and warrants to the Trust, on behalf of the Acquiring Fund, as follows:

a)	The Acquired Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland.

b)
The Acquired Fund is registered as an open-end management investment company under the 1940 Act, and the Acquired Fund’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect.

c)
The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

d)
The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in the violation of any provision of the Acquired Fund’s Articles of Incorportion or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

e)
The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

f)
Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement.  The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

g)
The audited financial statements of the Acquired Fund as of March 31, 2008 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

h)
Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this paragraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

i)
As of the date hereof, except as previously disclosed to the Acquired Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Acquired Fund’s knowledge, there have been no material miscalculations of the net asset value of the Acquired Fund or the net asset value per share during the twelve-month preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

j)
The minute books and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Acquired Fund, the Acquired Fund’s Board of Directors and committees of the Acquired Fund’s Board of Directors. The stock transfer ledger and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Acquired Fund Shares.

k)
The Acquired Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and riles thereunder.

l)
All federal and other tax returns and reports of the Acquired Fund required by law to be filed, have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof.  To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

m)
All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund.  All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4.  The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, and has no outstanding securities convertible into any of the Acquired Fund shares.

n)
At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances of which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the State of Maryland, the Acquiring Fund will acquire good and marketable title to such assets, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

o)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund.  Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

p)
The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

q)
From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

r)
The Acquired Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

s)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Maryland law for the execution of this Agreement by the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Maryland law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

4.2           REPRESENTATIONS OF THE ACQUIRING FUND.  The Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund, as follows:

a)	The Acquiring Fund is a separate series of a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

b)
The Trust is registered as an open-end management investment company under the 1940 Act, and the Trust’s registration with the Commission as an investment company under the 1940 Act is in full force and effect.

c)
The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

d)
The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

e)
Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement.  The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

f)	The Acquiring Fund commenced operations on March 16, 2009 and accordingly has not prepared audited or unaudited financial statements at the date of this Agreement.

g)
All federal and other tax returns and reports of the Acquiring Fund required by law to be filed, have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the  payment thereof.  To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

h)
All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

i)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

j)
Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized.  When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

k)
The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

l)
From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

m)	The Acquiring Fund will qualify and elect to be treated as a RIC under the Code for its first taxable year.

n)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

o)
The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1           OPERATION IN ORDINARY COURSE.  The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

5.2           APPROVAL OF SHAREHOLDERS.  The Acquired Fund will call a special meeting of its Shareholders (“Special Meeting”) to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3           INVESTMENT REPRESENTATION.  The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4           ADDITIONAL INFORMATION.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5           FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6           STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Acquired Fund’s Treasurer.

5.7           PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT.  The Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the “Registration Statement”).  The Registration Statement shall include a proxy statement  for use in connection with the meeting of the Acquired Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein (“Proxy Materials”), and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement.  The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable.  Each party will provide the other party with the materials and information necessary to prepare the Registration Statement and Proxy Materials, for inclusion therein.

5.8           DIVIDENDS.  On or before the Closing Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in the Acquiring Fund’s name by the Trust’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

  ARTICLE VII

  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such closing date a certificate executed in the Acquired Fund’s name by the Acquired Fund’s President or Vice President and the Treasurer or Assistant Treasurer in form and substance and satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquired Fund.

  ARTICLE VIII

  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE

  ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1           This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Acquired Fund’s Article of Incorporation and By-Laws.  Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2           On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3           All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4           The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.  To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5           The parties shall have received an opinion of Reed Smith LLP substantially to the effect that for federal income tax purposes:

a)
The transfer of all of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

b)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.

c)
No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

d)	No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

e)
The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization.  The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

f)
The tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization.  The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

Such opinion shall be based on customary assumptions and such representations as Reed Smith LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

The Acquired Fund will pay the following direct expenses relating to its participation in the Reorganization: (a) the cost of printing and mailing of the Proxy Materials; and (b) the cost of soliciting and tabulating the vote of its shareholders in connection with the Special Meeting.  Federated Global Investment Management Corp. or its affiliates will pay all remaining direct and redirect expenses associated with Acquiring Fund’s and Acquired Fund’s participation in the Reorganization, provided, however, that the Acquiring Fund shall bear expenses associated with the qualification of Acquiring Fund Shares for sale in the various states.  Such other expenses include, without limitation:  (a) expenses associated with the preparation and filing of the Proxy Materials; (b) accounting fees; (c) legal fees incurred by each Fund; and (d) other related administrative or operational costs.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1           The Acquiring Fund, and the Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

10.2           Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

This Agreement may be terminated by either the Acquired Fund or the Trust at its option at or before the Closing Date.  In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund, the Trust, or their respective Directors, Trustees or officers.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquired Fund and the Trust as authorized by the Board of Directors of the Acquired Fund and the Board of Trustees of the Acquiring Fund, respectively; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents or employees of the Acquired Fund personally, but shall bind only the property of the Acquired Fund, as provided in the Articles of Incorporation of the Acquired Fund.  The execution and delivery by officers of the Acquired Fund have been authorized by the Directors of the Acquired Fund and signed by authorized officers of the Acquired Fund, acting as such.  Neither the authorization by such Directors nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund as provided in the Acquired Fund’s Articles of Incorporation.

It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the Trust property of the Acquiring Fund, as provided in the Declaration of Trust of the Trust.  The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquiring Fund and signed by authorized officers of the Trust, acting as such.  Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Trust property of the Acquiring Fund as provided in the Trust’s Declaration of Trust.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

FEDERATED AMERICAN LEADERS FUND, INC.

By:
Title:

FEDERATED EQUITY FUNDS
on behalf of its portfolio,
Federated Clover Value Fund

By:
Title:

Federated Investors Funds
4000 Ericsson Drive,
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

xxxxx (    /09)

Federated is a registered mark

of Federated Investors, Inc.

2008 ©Federated Investors, Inc.

STATEMENT OF ADDITIONAL INFORMATION

July __, 2009

Acquisition of the assets of

FEDERATED AMERICAN LEADERS FUND, INC.

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No:  1-800-341-7400

By and in exchange for Class A Shares, Class B Shares, Class C Shares and Class K Shares of

FEDERATED CLOVER VALUE FUND
a portfolio of Federated Equity Funds

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No:  1-800-341-7400

This Statement of Additional Information dated July __, 2009, is not a prospectus.  A Prospectus/Proxy Statement dated July __, 2009, related to the above-referenced matter may be obtained from Federated Equity Funds, on behalf of Federated Clover Value Fund, by writing or calling Federated Equity Funds at the address and telephone number shown above.  This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

TABLE OF CONTENTS

1.	Statement of Additional Information of Federated American Leaders Fund, Inc. dated May 31, 2009.

2.	Statement of Additional Information of Federated Clover Value Fund, a portfolio of Federated Equity Funds, dated January 21, 2009.

3.	Audited Financial Statements of Federated American Leaders Fund, Inc. dated March 31, 2009.

4.	Pro Forma Financial Information for the acquisition of Federated American Leaders Fund, Inc. by Federated Clover Value Fund.

  INFORMATION INCORPORATED BY REFERENCE

The Statement of Additional Information of Federated American Leaders Fund, Inc. dated May 31, 2009, is incorporated by reference to its Post-Effective Amendment No. 78 to its Registration Statement on Form N-1A (File No. 811-01704), which was filed with the Securities and Exchange Commission on or about May 28, 2009.  A copy may be obtained from the Federated Equity Funds at Federated Investors Funds, 4000 Ericsson Drive
Warrendale, Pennsylvania 15086-756 or by calling 1-800-341-7400.

The Statement of Additional Information of Federated Clover Value Fund, a portfolio of Federated Equity Funds, dated January 21, 2009, is incorporated by reference to the Federated Equity Fund’s 497(c) filing (File No. 00291090), which was filed with the Securities and Exchange Commission on or about January 29, 2009.  A copy may be obtained from the Federated Equity Funds at Federated Investors Funds, 4000 Ericsson Drive
Warrendale, Pennsylvania 15086-756 or by calling 1-800-341-7400.

The audited financial statements of Federated American Leaders Fund, Inc. dated March 31, 2009, are incorporated by reference to the Fund’s Annual Report to shareholders which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about May 28, 2009.

PRO FORMA FINANCIAL STATEMENTS FOR THE PERIOD ENDED MARCH 31, 2009 (UNAUDITED)

INTRODUCTION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated Clover Value Fund (Federated Value Fund), Federated American Leaders Fund, Inc. (American Leaders Fund) and Touchstone Value Opportunities Fund (Touchstone Value Fund) (individually referred to as the “Fund” or collectively as the “Funds”), for the period ended March 31, 2009.  American Leaders Fund will be reorganized into Federated Value Fund  (the “Acquiring Fund”) as of the close of business on or about August XX, 2009.  It is anticipated that Touchstone Value Fund will have already reorganized with Federated Clover Value Fund as of August XX, and its impact should therefore be reflected in the accompanying unaudited Pro Forma Financial Statements.  The Federated Value Fund commenced operations on March 16, 2009.  For the purposes of these Pro Forma Financial Statements, the financial information covers the period from April 1, 2008 to March 31, 2009 with Federated Value Fund reflecting only 16 days of operations.  These statements have been derived from the books and records utilized in calculating daily net asset values at March 31, 2009.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Class A Shares, Class B Shares, Class C Shares, Class F Shares and Class K Shares of American Leaders Fund for Class A Shares, Class B Shares, Class C Shares, Class A Shares and Class K Shares of Federated Value Fund, respectively, and of Class A Shares, Class C Shares and Class Z Shares of Touchstone Value Fund  for Class A Shares, Class C Shares and Class A Shares of Federated Value Fund, respectively.   Under generally accepted accounting principles, Touchstone Value Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the Acquiring Fund.  Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

American Leaders Fund
Federated Value Fund
Touchstone Value Fund
Pro Forma Portfolios of Investments
March 31, 2009 (unaudited)

		Federated		Federated				Federated		Federated
		Value		Value				Value		Value
American	Federated	Pro	Touchstone	Pro		American	Federated	Pro	Touchstone	Pro
Leaders	Value	Forma	Value	Forma		Leaders	Value	Forma	Value	Forma
Fund	Fund	Combined	Fund	Combined II		Fund	Fund	Combined	Fund	Combined II

Shares	Shares						Value
COMMON STOCKS - 96.5%
Consumer Discretionary - 8.4%
603,915	5,420	609,335	127,430	736,765	Block (H&R), Inc.	10,985,214	98,590	11,083,804	2,317,952	13,401,756
0	5,815	5,815	134,790	140,605	[1]Liberty Media Corp.	0	116,009	116,009	2,689,061	2,805,070
199,710	1,820	201,530	40,610	242,140	McDonald's Corp.	10,898,175	99,317	10,997,492	2,216,088	13,213,580
816,000	0	816,000	0	816,000	Regal Entertainment Group	10,942,560	0	10,942,560	0	10,942,560
65,003	1,302	66,305	29,842	96,147	Time Warner Cable, Inc.	1,612,080	32,287	1,644,367	740,075	2,384,442
258,967	5,187	264,154	118,875	383,029	Time Warner, Inc.	4,998,057	100,103	5,098,160	2,294,283	7,392,443
534,900	3,270	538,170	72,370	610,540	Walt Disney Co.	9,713,784	59,383	9,773,167	1,314,239	11,087,406
						49,149,870	505,689	49,655,559	11,571,698	61,227,257
Consumer Staples - 14.5%
501,200	0	501,200	0	501,200	Altria Group, Inc.	8,029,224	0	8,029,224	0	8,029,224
0	3,665	3,665	77,315	80,980	CVS Caremark Corp.	0	100,751	100,751	2,125,389	2,226,140
406,515	3,135	409,650	104,665	514,315	H.J. Heinz Co.	13,439,386	103,643	13,543,029	3,460,225	17,003,254
288,820	0	288,820	0	288,820	Kimberly-Clark Corp.	13,317,490	0	13,317,490	0	13,317,490
487,230	4,165	491,395	94,110	585,505	Kraft Foods, Inc., Class A	10,860,357	92,838	10,953,195	2,097,712	13,050,907
367,500	0	367,500	0	367,500	Kroger Co.	7,798,350	0	7,798,350	0	7,798,350
0	2,215	2,215	51,162	53,377	Lorillard, Inc.	0	136,754	136,754	3,158,742	3,295,496
149,300	2,055	151,355	56,780	208,135	Philip Morris International, Inc.	5,312,094	73,117	5,385,211	2,020,232	7,405,443
0	2,865	2,865	68,175	71,040	Procter & Gamble Co.	0	134,913	134,913	3,210,361	3,345,274
247,100	0	247,100	0	247,100	Reynolds American, Inc.	8,856,064	0	8,856,064	0	8,856,064
0	2,775	2,775	63,130	65,905	Walgreen Co.	0	72,039	72,039	1,638,855	1,710,894
367,700	0	367,700	0	367,700	Wal-Mart Stores, Inc.	19,157,170	0	19,157,170	0	19,157,170
						86,770,135	714,055	87,484,190	17,711,516	105,195,706
Energy - 12.5%
0	2,850	2,850	64,495	67,345	Cabot Oil & Gas Corp., Class A	0	67,174	67,174	1,520,147	1,587,321
410,515	3,055	413,570	106,275	519,845	Chevron Corp.	27,603,029	205,418	27,808,447	7,145,932	34,954,379
0	2,600	2,600	0	2,600	ConocoPhillips	0	101,816	101,816	0	101,816
370,900	4,160	375,060	95,340	470,400	Exxon Mobil Corp.	25,258,290	283,296	25,541,586	6,492,654	32,034,240
156,800	0	156,800	0	156,800	Hess Corp.	8,498,560	0	8,498,560	0	8,498,560
0	2,275	2,275	53,105	55,380	Noble Energy, Inc.	0	122,577	122,577	2,861,297	2,983,874
156,525	0	156,525	0	156,525	Occidental Petroleum Corp.	8,710,616	0	8,710,616	0	8,710,616
0	3,420	3,420	80,450	83,870	Peabody Energy Corp.	0	85,637	85,637	2,014,468	2,100,105
						70,070,495	865,918	70,936,413	20,034,498	90,970,911
Financials - 17.0%
294,100	0	294,100	0	294,100	AON Corp.	12,005,162	0	12,005,162	0	12,005,162
202,665	0	202,665	0	202,665	Ace Ltd.	8,187,666	0	8,187,666	0	8,187,666
387,600	0	387,600	0	387,600	Aflac, Inc.	7,503,936	0	7,503,936	0	7,503,936
0	2,840	2,840	76,400	79,240	Assurant, Inc.	0	61,855	61,855	1,663,992	1,725,847
0	4,600	4,600	106,375	110,975	Axis Capital Holdings Ltd.	0	103,684	103,684	2,397,693	2,501,377
680,745	0	680,745	0	680,745	1BB&T Corp.	11,518,205	0	11,518,205	0	11,518,205
511,370	0	511,370	0	511,370	Bank of America Corp.	3,487,543	0	3,487,543	0	3,487,543
0	7,670	7,670	164,385	172,055	Bank of New York Mellon Corp.	0	216,678	216,678	4,643,875	4,860,553
0	645	645	15,235	15,880	Goldman Sachs Group, Inc.	0	68,383	68,383	1,615,215	1,683,598
0	6,950	6,950	157,620	164,570	Invesco Ltd.	0	96,327	96,327	2,184,613	2,280,940
770,455	5,600	776,055	129,805	905,860	J.P. Morgan Chase & Co.	20,478,694	148,848	20,627,542	3,450,216	24,077,758
0	6,465	6,465	149,300	155,765	KeyCorp	0	50,880	50,880	1,174,991	1,225,871
585,100	0	585,100	0	585,100	Loews Corp.	12,930,710	0	12,930,710	0	12,930,710
0	2,750	2,750	64,750	67,500	Morgan Stanley	0	62,618	62,618	1,474,358	1,536,976
0	1,535	1,535	35,055	36,590	PNC Financial Services Group	0	44,960	44,960	1,026,761	1,071,721
0	2,088	2,088	47,245	49,333	Simon Property Group, Inc.	0	72,328	72,328	1,636,567	1,708,895
0	3,125	3,125	72,995	76,120	The Travelers Cos., Inc.	0	127,000	127,000	2,966,516	3,093,516
575,415	5,535	580,950	124,080	705,030	U.S. Bancorp	8,406,813	80,866	8,487,679	1,812,809	10,300,488
824,095	0	0	0	0	Wells Fargo & Co.	11,735,113	0	11,735,113	0	11,735,113
						96,253,842	1,134,427	97,388,269	26,047,606	123,435,875

Health Care - 14.5%
302,200	0	302,200	0	302,200	Abbott Laboratories	14,414,940	0	14,414,940	0	14,414,940
0	1,995	1,995	46,130	48,125	[1]Amgen, Inc.	0	98,792	98,792	2,284,358	2,383,150
0	9,050	9,050	205,580	214,630	[1]Boston Scientific Corp.	0	71,948	71,948	1,634,361	1,706,309
731,200	0	731,200	0	731,200	Bristol-Myers Squibb Co.	16,027,904	0	16,027,904	0	16,027,904
463,400	2,455	465,855	55,045	520,900	Covidien Ltd.	15,403,416	81,604	15,485,020	1,829,696	17,314,716
0	2,240	2,240	52,005	54,245	[1]Hospira, Inc.	0	69,126	69,126	1,604,874	1,674,000
405,800	2,440	408,240	56,365	464,605	Johnson & Johnson	21,345,080	128,344	21,473,424	2,964,799	24,438,223
0	2,750	2,750	63,515	66,265	Merck & Co., Inc.	0	73,563	73,563	1,699,026	1,772,589
835,905	10,520	846,425	236,520	1,082,945	Pfizer, Inc.	11,385,026	143,282	11,528,308	3,221,402	14,749,710
0	2,325	2,325	53,215	55,540	[1]Wellpoint, Inc.	0	88,280	88,280	2,020,574	2,108,854
199,500	0	199,500	0	199,500	Wyeth	8,586,480	0	8,586,480	0	8,586,480
						87,162,846	754,939	87,917,785	17,259,090	105,176,875
Industrials - 7.1%
195,600	0	195,600	0	195,600	3M Co.	9,725,232	0	9,725,232	0	9,725,232
828,550	10,950	839,500	253,715	1,093,215	General Electric Co.	8,376,641	110,705	8,487,346	2,565,058	11,052,404
232,000	0	232,000	0	232,000	Lockheed Martin Corp.	16,014,960	0	16,014,960	0	16,014,960
186,500	0	186,500	0	186,500	Northrop Grumman Corp.	8,138,860	0	8,138,860	0	8,138,860
0	2,280	2,280	52,175	54,455	Raytheon Co.	0	88,783	88,783	2,031,695	2,120,478
0	2,130	2,130	72,275	74,405	[1]Shaw Group, Inc.	0	58,383	58,383	1,981,058	2,039,441
0	3,865	3,865	88,335	92,200	Waste Management, Inc.	0	98,944	98,944	2,261,376	2,360,320
						42,255,693	356,815	42,612,508	8,839,187	51,451,695
Information Technology - 5.3%
0	5,820	5,820	152,830	158,650	Corning, Inc.	0	77,231	77,231	2,028,054	2,105,285
0	5,025	5,025	118,230	123,255	1EMC Corp.	0	57,285	57,285	1,347,822	1,405,107
384,860	0	384,860	0	384,860	Hewlett-Packard Co.	12,338,612	0	12,338,612	0	12,338,612
173,800	925	174,725	25,275	200,000	IBM Corp.	16,839,482	89,623	16,929,105	2,448,894	19,377,999
0	4,200	4,200	98,930	103,130	Intel Corp.	0	63,210	63,210	1,488,897	1,552,107
0	6,035	6,035	134,120	140,155	[1]Symantec Corp.	0	90,163	90,163	2,003,753	2,093,916
						29,178,094	377,512	29,555,606	9,317,420	38,873,026
Materials - 1.9%
0	4,275	4,275	93,535	97,810	Ball Corp.	0	185,535	185,535	4,059,419	4,244,954
0	1,000	1,000	23,100	24,100	Potash Corp. of Saskatchewan, Inc.	0	80,810	80,810	1,866,711	1,947,521
200,700	0	200,700	0	200,700	PPG Industries, Inc.	7,405,830	0	7,405,830	0	7,405,830
						7,405,830	266,345	7,672,175	5,926,130	13,598,305
Telecommunication Services - 7.7%
1,095,600	5,550	1,101,150	158,070	1,259,220	AT&T, Inc.	27,609,120	139,860	27,748,980	3,983,364	31,732,344
713,132	3,910	717,042	89,560	806,602	Verizon Communications, Inc.	21,536,586	118,082	21,654,668	2,704,712	24,359,380
						49,145,706	257,942	49,403,648	6,688,076	56,091,724
Utilities - 7.6%
0	4,675	4,675	112,810	117,485	DPL, Inc.	0	105,375	105,375	2,542,737	2,648,112
1,189,200	0	1,189,200	0	1,189,200	Duke Energy Corp.	17,029,344	0	17,029,344	0	17,029,344
278,245	2,815	281,060	82,780	363,840	Exelon Corp.	12,629,540	127,773	12,757,313	3,757,385	16,514,698
0	4,910	4,910	112,360	117,270	National Fuel Gas Co.	0	150,590	150,590	3,446,081	3,596,671
500,615	0	500,615	0	500,615	Southern Co.	15,328,831	0	15,328,831	0	15,328,831
						44,987,715	383,738	45,371,453	9,746,203	55,117,656
					TOTAL COMMON STOCKS	562,380,226	5,617,380	567,997,606	133,141,424	701,139,030
Exchange-Traded Mutual Fund - 0.0%
0	1,400	1,400	0	1,400	iShares Russell 1000 Value Index Fund	0	56,826	56,826	0	56,826
Mutual Funds - 11.7%
0	0	0	19,187,499	19,187,499	Invesco AIM Liquid Assets Portfolio	0	0	0	19,187,499	19,187,499
62,688,006	103,687	62,791,693		62,791,693	[2,3]Prime Value Obligations Fund, Institutional Shares, 1.07%	62,688,006	103,687	62,791,693	0	62,791,693
0	0	0	3,383,296	3,383,296	[2]Touchstone Institutional Money Market Fund	0	0	0	3,383,296	3,383,296
					Total Mutual Funds	62,688,006	103,687	62,791,693	22,570,795	85,362,488
					Total Investments - 108.2%	625,068,232	5,777,893	630,846,125	155,712,219	786,558,344
					Other Assets & Liabilities - Net - (8.2)%[4]	(38,934,548)	301,014	(38,633,534)	(21,083,035)	(59,716,569)
					Total Net Assets - 100%	$586,133,684	$6,078,907	$592,212,591	$134,629,184	$726,841,775

Note: The categories of investments are shown as a percentage of total net assets at March 31, 2009.
(1) Non-income producing security.
(2) Affiliated company.
(3) 7-Day net yield.
(4) Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

American Leaders Fund
Federated Value Fund
Touchstone Value Fund
Pro Forma Combining Statements of Assets & Liabilities
March 31, 2009 (unaudited)

	American	Federated			Federated Value	Touchstone			Federated Value
	Leaders	Value	Pro Forma		Pro Forma	Value	Pro Forma		Pro Forma
	Fund	Fund	Adjustment		Combined	Fund	Adjustment		Combined II
Assets:
Investments in securities, at value	$625,068,232	$5,777,893	$0		$630,846,125	$155,712,219	$0		$786,558,344
Cash	1,706	356,782	0		358,488	0	0		358,488
Income receivable	1,632,977	10,406	0		1,643,383	222,272	0		1,865,655
Receivable for investments sold	215,473	54,849	0		270,322	0	0		270,322
Receivable for securities lending income	0	0	0		0	5,983	0		5,983
Receivable for shares sold	0	0	0		0	330,076	0		330,076
Other assets	0	0	0		0	29,303	0		29,303
Total assets	626,918,388	6,199,930	0		633,118,318	156,299,853	0		789,418,171
Liabilities:
Payable for investments purchased	0	90,788	0		90,788	2,085,371	0		2,176,159
Payable for shares redeemed	675,835	0	0		675,835	122,020	0		797,855
Dividends payable	0	0	0		0	59,252	0		59,252
Payable for administrative personnel and services fee	0	10,742	0		10,742	0	0		10,742
Payable for Directors'/Trustees' fees	10,091	0	0		10,091	2,942	0		13,033
Payable for advisory fees	0	0	0		0	75,536	0		75,536
Payable for collateral due to broker for securities loaned	36,066,192	0	0		36,066,192	19,187,499	0		55,253,691
Payable for distribution services fee	70,739	1	0		70,740	0	0		70,740
Payable for shareholder services fee	204,402	0	0		204,402	0	0		204,402
Accrued expenses	757,445	19,492	0		776,937	138,049	0		914,986
Total liabilities	37,784,704	121,023	0		37,905,727	21,670,669	0		59,576,396
Net Assets	$589,133,684	$6,078,907	$0		$595,212,591	$134,629,184	$0		$729,841,775
Net Assets Consists of:
Paid-in capital	1,207,272,800	5,802,579	0		1,213,075,379	206,965,915	0		1,420,041,294
Net unrealized appreciation (depreciation) of investments	(226,093,653)	268,872	0		(225,824,781)	(43,669,769)	0		(269,494,550)
Accumulated net realized gain (loss) on investments	(395,788,153)	7,645	0		(395,780,508)	(28,617,224)	0		(424,397,732)
Undistributed (distributions in excess of) net investment income	742,690	(189)	0		742,501	(49,738)	0		692,763
Total Net Assets	$586,133,684	$6,078,907	$0		$592,212,591	$134,629,184	$0		$726,841,775

Net Asset Value, Offering Price and Redemption Proceeds Per Share

Net Assets
Institutional Shares	$0	$ 5,709,677	$0		$ 5,709,677	$0	$0		$ 5,709,677
Class A Shares	455,086,174	356,689	16,067,732	a	471,510,595	9,370,966	121,840,306	a	602,721,867
Class B Shares	74,709,134	12,331	0		74,721,465	0	0		74,721,465
Class C Shares	30,845,543	105	0		30,845,648	3,417,912	0		34,263,560
Class F Shares	16,067,732	0	(16,067,732)	a	0	0	0	a	0
Class K Shares	9,425,101	105	0		9,425,206	0	0		9,425,206
Class Z Shares	0	0	0	a	0	121,840,306	(121,840,306)	a	0

Shares Outstanding
Institutional Shares	0	587,681	0		587,681	0	0		587,681
Class A Shares	47,675,229	36,696	797,395	a	48,509,320	1,007,124	12,491,978	a	62,008,422
Class B Shares	7,781,828	1,270	(87,787)	a	7,695,311	0	0	a	7,695,311
Class C Shares	3,215,268	11	(41,858)	a	3,173,421	368,445	(16,808)	a	3,525,058
Class F Shares	1,687,527	0	(1,687,527)	a	0	0	0	a	0
Class K Shares	986,994	11	(17,334)	a	969,671	0	0	a	969,671
Class Z Shares	0	0	0	a	0	13,109,302	(13,109,302)	a	0

Net Asset Value Per Share
Institutional Shares	-	$9.72	0		$9.72	-	0		$9.72
Class A Shares	$9.55	$9.72	0		$9.72	$9.30	0		$9.72
Class B Shares	$9.60	$9.71	0		$9.71	-	0		$9.71
Class C Shares	$9.59	$9.72	0		$9.72	$9.28	0		$9.72

Class F Shares	$9.52		-		0	-	-		0	-
Class K Shares	$9.55		$9.72		0	$9.72	-		0	$9.72
Class Z Shares	-		-		0	-	$9.29		0	-

Offering Price Per Share
Institutional Shares	-		$9.72		0	$9.72	-		0	$9.72
Class A Shares	$10.11	b	$10.29	b	0	$10.29	$9.87	b	0	$10.29
Class B Shares	$9.60		$9.71		0	$9.71	-		0	$9.71
Class C Shares	$9.59		$9.72		0	$9.72	$9.28		0	$9.72
Class F Shares	$9.62		-		0	-	-	c	0	-
Class K Shares	$9.55		$9.72		0	$9.72	-		0	$9.72
Class Z Shares	-		-		0	-	$9.29		0	-

Redemption Proceeds Per Share
Institutional Shares	-		$9.72		0	$9.72	-		0	$9.72
Class A Shares	$9.55		$9.72		0	$9.72	$9.30		0	$9.72
Class B Shares	$9.07		$9.18	d	0	$9.18	-	d	0	$9.18
Class C Shares	$9.49		$9.62	e	0	$9.62	$9.28	e	0	$9.62
Class F Shares	$9.42		-		0	-	-	e	0	-
Class K Shares	$9.55		$9.72		0	$9.72	-		0	$9.72
Class Z Shares	-		-		0	-	$9.29		0	-

Investments, at identified cost	$851,161,885		$5,509,021		$0	$856,670,906	$199,415,371		$0	$1,056,086,277

a Adjustment to reflect asset/share balance as a result of the reorganization
b Computation of offering price per share: 100/94.50 of net asset value
c Computation of offering price per share: 100/99 of net asset value
d Computation of redemption proceeds per shares: 94.50/100 of net asset value
e Computation of redemption proceeds per shares: 99/100 of net asset value

American Leaders Fund
Federated Value Fund
Touchstone Value Fund
Pro Forma Combining Statements of Operations
March 31, 2009 (unaudited)

	American	Federated			Federated Value	Touchstone			Federated Value
	Leaders	Value	Pro Forma		Pro Forma	Value	Pro Forma		Pro Forma
	Fund	Fund	Adjustment		Combined	Fund	Adjustment		Combined II
Investment Income:
Dividends	$27,270,825	$7,929	$0		$27,278,754	$4,185,292	$0		$31,464,046
Interest	420,630	0	0		420,630	1,322	0		421,952
Total Investment Income	27,691,455	7,929	0		27,699,384	4,186,614	0		31,885,998
Expenses:
Investment advisory fee	6,289,570	1,773	627,560	(a)	6,918,903	1,078,914	14,580	(a)	8,012,397
Administrative personnel and services fee	714,600	13,589	(13,236)	(b)	714,953	291,599	(178,605)	(b)	827,948
Custodian fees	36,120	569	2,879	(c)	39,568	9,262	(5,617)	(c)	43,213
Transfer and dividend disbursing agent fees and expenses- Institutional Shares	0	9,473	1,527	(d)	11,000	0	(407)	(d)	10,593
Transfer and dividend disbursing agent fees and expenses- Class A Shares	1,736,754	0	402,604	(d)	2,139,358	9,373	249,209	(d)	2,397,940
Transfer and dividend disbursing agent fees and expenses- Class B Shares	377,912	9	152,802	(d)	530,723	0	(8,889)	(d)	521,834
Transfer and dividend disbursing agent fees and expenses- Class C Shares	129,513	0	32,211	(d)	161,724	3,264	(434)	(d)	164,554
Transfer and dividend disbursing agent fees and expenses-Class F Shares	51,887	0	(51,887)	(d)	0	0	0	(d)	0
Transfer and dividend disbursing agent fees and expenses- Class K Shares	51,260	0	817	(d)	52,077	0	(878)	(d)	51,199
Transfer and dividend disbursing agent fees and expenses- Class Z Shares	0	0	0	(d)	0	58,667	(58,667)	(d)	0
Auditing fees	28,599	1,809	(4,408)	(e)	26,000	0	0		26,000
Legal fees	9,015	904	816	(f)	10,735	2,799	(2,799)	(f)	10,735
Portfolio accounting fees	159,102	1,811	(11,558)	(g)	149,355	0	6,865	(g)	156,220
Professional fees	0	0	0		0	21,182	(21,182)	(h)	0
Directors'/Trustees' fees	25,452	0	3,826	(i)	29,278	4,618	(4,618)	(i)	29,278
Distribution services fee - Class A Shares	0	0	0		0	16,672	(16,672)	(j)	0
Distribution services fee - Class B Shares	935,786	1	35	(j)	935,822	0	0		935,822
Distribution services fee - Class C Shares	357,331	0	0		357,331	30,633	(7,657)	(j)	380,307
Distribution services fee - Class K Shares	61,638	0	0		61,638	0	0		61,638
Shareholder services fee	0	0	0		0	54,076	(54,076)	(k)	0
Shareholder services fee - Class A Shares	1,760,960	0	67,906	(k)	1,828,866	0	356,840	(k)	2,185,705
Shareholder services fee - Class B Shares	311,929	0	12	(k)	311,941	0	0		311,941
Shareholder services fee - Class C Shares	114,969	0	810	(k)	115,779	0	7,658	(k)	123,437
Shareholder services fee - Class F Shares	59,983	0	(59,983)	(k)	0	0	0		0
Account administration fee - Class A Shares	1,274	0	0		1,274	0	0		1,274
Account administration fee - Class C Shares	3,332	0	0		3,332	0	0		3,332
Share registration costs	73,900	3,344	25,517	(l)	102,761	63,441	(55,780)	(l)	110,422
Insurance premiums	6,683	0	(1,068)	(m)	5,615	0	363	(m)	5,978
Taxes	42,899	0	(42,899)	(n)	0	0	0		0
Printing and postage	184,818	2,842	(989)	(o)	186,671	51,903	(43,101)	(o)	195,473
Miscellaneous	20,206	322	469	(p)	20,997	1,730	(1,730)	(p)	20,997
Total expenses	13,545,492	36,446	1,133,762		14,715,700	1,698,133	174,403		16,588,236

Waivers, Reimbursements and Expense Reduction
Waiver/reimbursement of investment adviser fee	(49,539)	(1,773)	(1,199,008)	(q)	(1,250,320)	0	(58,594)	(q)	(1,308,914)
Reimbursement of administrative personnel and services fee	(17,515)	(2,847)	7,447	(r)	(12,915)	(29,991)	27,950	(r)	(14,956)
Reimbursement of transfer and dividend disbursing agent fees and expenses - Class A Shares	(146,163)	0	(584,429)	(s)	(730,592)	0	(46,223)	(s)	(776,815)
Reimbursement of transfer and dividend disbursing agent fees and expenses - Class B Shares	0	0	(315,559)	(s)	(315,559)	0	0		(315,559)
Reimbursement of transfer and dividend disbursing agent fees and expenses - Class C Shares	0	0	(79,566)	(s)	(79,566)	0	(1,161)	(s)	(80,727)
Reimbursement of shareholder services fee - Class A Shares	(78,892)	0	78,892	(t)	0	0	0		0
Reimbursement of shareholder services fee - Class F Shares	(2,310)	0	2,310	(t)	0	0	0		0
Fees paid indirectly from directed brokerage arrangements	(32,877)	0	0		(32,877)	0	0		(32,877)
Reimbursement of other operating expenses	0	(29,590)	29,590	(u)	0	0	0		0
Total Waivers, Reimbursements and Reductions	(327,296)	(34,210)	(2,060,323)		(2,421,829)	(29,991)	(78,028)		(2,529,848)
Net Expenses	13,218,196	2,236	(926,560)		12,293,872	1,668,142	96,375		14,058,388
Net Investment Income	$14,473,259	$5,693	$926,560		$15,405,512	$2,518,472	($96,375)		$17,827,610
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(182,733,704)	7,645	0		(182,726,059)	(33,127,521)	0		(215,853,580)
Net change in unrealized appreciation (depreciation) of investments	(203,592,612)	268,872	0		(203,323,740)	(47,259,147)	0		(250,582,887)
Net realized and unrealized gain (loss) on investments	(386,326,316)	276,517	0		(386,049,799)	(80,386,668)	0		(466,436,467)
Change in net assets resulting from operations	($371,853,057)	$282,210	$926,560		($370,644,287)	($77,868,196)	($96,375)		($448,608,857)

(See Notes to Pro Forma Financial Statements)

American Leaders Fund
Touchstone Value Fund
Federated Value Fund
Notes to Pro Forma Financial Statements
For the Period Ended March 31, 2009 (unaudited)

Note 1. Description of the Funds

Federated American Leaders Fund, Inc. (the “Corporation”), is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company.  The Portfolio is a diversified portfolio offering five classes of shares:  Class A Shares, Class B Shares, Class C Shares, Class F Shares and Class K Shares.

Touchstone Value Opportunities Fund, a portfolio of the Touchstone Funds Group Trust, is registered under the Act, as an open-end management investment company.  The Portfolio is a diversified portfolio offering three classes of shares: Class A Shares, Class C Shares and Class Z Shares.

Federated Clover Value Fund (the “Fund”), a series of Federated Equity Funds, is registered under the Act as an open-end, management investment company.  The Fund commenced operations on March 16, 2009.   For the purposes of these Pro Forma Financial Statements, the financial information covers the period from April 1, 2008 to March 31, 2009.  Federated Clover Value Fund consists of five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class K Shares and Institutional Shares.

Note 2. Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of  American Leaders Fund, Touchstone Value Fund and Federated Value Fund (individually referred to as the “Fund”, or collectively as the “Funds”), for the period ended March 31, 2009.  These statements have been derived from the books and records utilized in calculating daily net asset values at March 31, 2009.

For purposes of the Pro Forma Combining Statements of Operations, Federated Value Pro Forma Combined and Federated Value Pro Forma Combined II reflect a full year of expenses on the combined assets of the Funds, even though Federated Value Fund has only been in operation since March 16, 2009.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information.  The Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Class A and Class F Shares, Class B Shares, Class C Shares and Class K Shares of American Leaders Fund for Class A Shares, Class B Shares, Class C Shares and Class K Shares of Federated Value Fund, respectively, and of Class A and Class Z Shares and Class C Shares of Touchstone Value Fund for Class A Shares and Class C Shares of Federated Value Fund, respectively.  Under generally accepted accounting principles, Touchstone Value Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the Acquiring Fund, if necessary.  Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity.  Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended March 31, 2009, American Leaders Fund, Federated Value Fund and Touchstone Value Fund would have paid investment advisory fees computed at the annual rate of 0.69%, 0.75% and 0.74%, respectively, as a percentage of average daily net assets.

Federated Investors, Inc. will pay the direct expenses and all the indirect expenses of the Reorganization, except that because of the anticipated benefit to American Leaders Fund as a result of the Reorganization,  American Leaders Fund  will pay certain direct expense relating to the printing and mailing of the proxy solicitation materials and brokerage commissions to be incurred in connection with possible disposition of a portion of its portfolio securities prior to the Reorganization and the purchase of substitute securities.

Note 3. Portfolio Valuation

In calculating its net asset value (NAV), each Fund generally values investments as follows:

•	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.

•	Shares of other mutual funds are valued based upon their reported NAVs.

•	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors/Trustees.

•	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors/Trustees.

If each Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Fair Valuation and Significant Events Procedures
The Trustees of Federated Value Fund have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions.  Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.  Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
•
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading.  For other significant events, the Funds may seek to obtain more current quotations or price evaluations from alternative pricing sources.  If a reliable alternative pricing source is not available, the Funds will determine the fair value of the investment using another method approved by the Trustees.

Note 4. Shares of Beneficial Interest

The Pro Forma Class A Shares and Class C Shares net asset value per share assumes the issuance of  46,819,565 Class A Shares, 7,694,041 Class B Shares, 3,173,410 Class C Shares, 1,653,059 Class A Shares and 969,660 Class K Shares of Federated Value Fund in exchange for 47,675,229 Class A Shares, 7,781,828 Class B Shares, 3,215,268 Class C Shares, 1,687,527 Class F Shares and 986,994 Class K Shares of American Leaders Fund, respectively, and of  964,091 Class A Shares,  351,637 Class C Shares and  12,535,011 Class A Shares of Federated Value Fund in exchange for  1,007,124 Class A Shares,  368,445 Class C Shares, and  13,109,302 Class Z Shares of Touchstone Value Fund, respectively, which would have been outstanding at March 31, 2009 in connection with the proposed reorganization, assuming the three Funds had been combined as of such date.

Note 5. Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, Federated Value Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.   Federated Value Fund adopted the provisions of FIN 48 on March 16, 2009.   As of and during the period ended March 31, 2009, the Fund did not have a liability for any uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.  As of March 31, 2009, tax year 2009 will be subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Pennsylvania.

The identified cost of investments for the Funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

Note 6. Pro Forma Adjustments

(a)
Federated Equity Management Company of Pennsylvania (FEMCOPA) serves as investment adviser to American Leaders Fund.  The advisory agreement between American Leaders Fund and FEMCOPA provides for an annual fee equal to : (a) 0.55% of the average daily net assets of  American Leaders Fund; and (b) 4.50% of gross income, excluding capital gains or losses.  Touchstone Advisers, Inc.  (Touchstone) serves as investment adviser to Touchstone Value Fund.  The advisory agreement between the Touchstone Value Fund and Touchstone provides for an annual fee equal to 0.74% of the average daily net assets of Touchstone Value Fund.  Federated Global Investment Management Corp. (FGIMCO) serves as investment adviser to the Federated Value Fund and receives for its services an annual investment advisory fee equal to 0.75% of the average daily net assets of the Federated Value Fund.   An adjustment to the combined investment advisory fee reflects investment advisory fees charged at 0.75%of the pro forma combined funds’ average daily net assets.

The Advisor may voluntarily choose to waive a portion of its fee.  The Advisor can modify or terminate this voluntary waiver at any time at its sole discretion.

.
(b)
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides Federated Value Fund and American Leaders Fund with certain administrative personnel and services necessary to operate the funds. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds.  The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.  FAS may voluntarily choose to waive any portion of its fee.  FAS can terminate its voluntary waiver at any time at its sole discretion.  As of December 31, 2006, Touchstone provides administrative services to the Touchstone Value Fund.  An adjustment to the combined administrative personnel and services fee reflects the fee structure of the Federated Funds on the Federated Value Pro Forma Combined Funds’ average daily net assets.

(c)	Adjustment to reflect custodian fees due to the combining of the portfolios into one and based upon the current expense structure of the Federated Value Fund.

(d)	Adjustment to reflect transfer and dividend disbursing agent fees and expenses due to the combining of the portfolios into one and based upon the current expense structure of the Federated Value Fund.

(e)	Adjustment to reflect auditing fees due to the combining of the portfolios into one and based upon the current expense structure for the Federated Value Fund.

(f)	Adjustment to reflect legal fees due to the combining of the portfolios into one and based upon the current expense structure for the Federated Value Fund.

(g)	Adjustment to reflect portfolio accounting fees due to the combining of the portfolios into one and based upon the current expense structure for the Federated Value Fund.

(h)	Adjustment to reflect elimination of professional fees now reflected in other expense categories for the Federated Value Pro Forma Combined Fund.

(i)	Adjustment to reflect Directors’/Trustees’ fees due to the combining of the portfolios into one and based upon the current expense structure for the Federated Value Fund.

(j)
Adjustment to reflect distribution services fees resulting from the exchange of Class Z Shares of Touchstone Value Fund for Class A Shares of Federated Value Fund and to reflect the current expense structure for Class A and Class C shares of Federated Value Fund.

(k)
Adjustment to reflect shareholder services fees resulting from the exchange of class F shares of American Leaders Fund for Class A Shares of Federated Value Fund, the exchange of Class Z Shares of Touchstone Value Fund for Class A Shares of Federated Value Fund and to reflect the current expense structure for Class A and Class C shares of Federated Value Fund.

(l)	Adjustment to reflect share registration costs due to the combining of the portfolios into one and based upon the current expense structure for the Federated Value Fund.

(m)	Adjustment to reflect insurance premiums due to the combining of the portfolios into one and based upon the current expense structure for the Federated Value Fund.

(n)	Adjustment to reflect tax expense due to the combining of the portfolios into one and based upon the current expense structure for the Federated Value Fund.

(o)	Adjustment to reflect printing and postage due to the combining of the portfolios into one and based upon the current expense structure for the Federated Value Fund.

(p)	Adjustment to reflect miscellaneous expense due to the combining of the portfolios into one and based upon the current expense structure for the Federated Value Fund

(q)
Adjustment to reflect the anticipated voluntary waiver of investment advisory fees on the average daily net assets of the Federated Value Pro Forma Combined Fund and Federated Value Pro Forma Combined Fund II.

(r)
Adjustment to reflect the anticipated voluntary waiver of administrative personnel and services fees on the average daily net assets of the Federated Value Pro Forma Combined Fund and Federated Value Pro Forma Combined Fund II.

(s)
Adjustment to reflect the anticipated reimbursement of transfer and dividend disbursing agent fees and expense due to the combining of the portfolios into one and based upon the current expense structure of Federated Value Fund.

(t)	Adjustment to reflect the reimbursement of shareholder services fees based on the anticipated expenses and average daily net assets of the Federated Value Pro Forma Combined Fund II.

(u)
Adjustment to reflect the anticipated reimbursement necessary based on the average daily net assets of the Federated Value Pro Forma Combined Fund and Federated Value Pro Forma Combined Fund II and the current expense structure of the Federated Value Fund.

PART C.	OTHER INFORMATION.

Item 15           Indemnification:

Indemnification is provided to Trustees and officers of the Registrant pursuant to the Registrant's Declaration of Trust and Bylaws, except where such indemnification is not permitted by law.  However, the Declaration of Trust and Bylaws do not protect the Trustees or officers from liability based on willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.  Trustees and officers of the Registrant are insured against certain liabilities, including liabilities arising under the Securities Act of 1933 (the "Act").

Insofar as indemnification for liabilities arising under the Act may be permitted to Trustees, officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, officers, or controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330.  Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii)  by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.  The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions:  (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16.	Exhibits:

1.1	Conformed copy of Amended and Restated Declaration of Trust of the Registrant; (12)
1.2	Conformed copies of Amendment Nos. 4-7 of the Amendment and Restated Declaration of Trust of the Registrant; (31)
1.3	Conformed copy of Amendment No. 8 of the Amended and Restated Declaration of Trust of the Registrant; (19)
1.4	Conformed copy of Amendment No. 9 of the Amended and Restated Declaration of Trust of the Registrant; (21)
1.5	Conformed copy of Amendment No. 10 of the Amended and Restated Declaration of Trust of the Registrant; (21)
1.6	Conformed copy of Amendment No. 11 of the Amended and Restated Declaration of Trust of the Registrant; (21)
1.7	Conformed copy of Amendment No. 12 of the Amended and Restated Declaration of Trust of the Registrant; (23)
1.8	Conformed copy of Amendment No. 13 of the Amended and Restated Declaration of Trust of the Registrant; (23)
1.9	Conformed copy of Amendment No. 14 of the Amended and Restated Declaration of Trust of the Registrant; (24)
1.10	Conformed copy of Amendment No. 15 of the Amended and Restated Declaration of Trust of the Registrant; (24)
1.11	Conformed copy of Amendment No. 16 of the Amended and Restated Declaration of Trust of the Registrant; (24)

1.12	Conformed copy of Amendment No. 17 of the Amended and Restated Declaration of the Trust of the Registrant; (24)
1.13	Conformed copy of Amendment No. 18 of the Amended and Restated Declaration of Trust of the Registrant; (25)
1.14	Conformed copy of Amendment No. 19 of the Amended and Restated Declaration of Trust of the Registrant; (29)
1.15	Conformed copies of Amendment Nos. 20-21 of the Amended and Restated Declaration of Trust of the Registrant; (31)
1.16	Conformed copies of Amendment No. 22 of the Amended and Restated Declaration of Trust of the Registrant; (33)
1.17	Conformed copies of Amendment No. 23 of the Amended and Restated Declaration of Trust of the Registrant; (34)
1.18	Conformed copy of Amendment No. 24 of the Amended and Restated Declaration of Trust of the Registrant; (36)
1.19	Conformed copy of Amendment No. 25 of the Amended and Restated Declaration of Trust of the Registrant; (39)
1.20	Conformed copy of Amendment No. 26 of the Amended and Restated Declaration of Trust of the Registrant; (40)
1.21	Conformed copy of Amendment No. 27 & No. 28 of the Amended and Restated Declaration of Trust of the Registrant; (42)
1.22	Conformed copy of Amendment No. 29 & No. 30 of the Amended and Restated Declaration of Trust of the Registrant; (43)
1.23	Conformed copy of Amendment No. 31 of the Amended and restated Declaration of Trust of the Registrant; (44)
1.24	Conformed copy of Amendment No. 32 of the Amended and restated Declaration of Trust of the Registrant; (47)
2.1	Copy of Amended and Restated By-Laws of the Registrant; (12)
2.2	Copy of Amendment No. 5 to Amended and Restated By-Laws of the Registrant; (18)
2.3	Copy of Amendment No. 6 to Amended and Restated By-Laws of the Registrant; (18)
2.4	Copy of Amendment No. 7 to Amended and Restated By-Laws of the Registrant; (18)
2.5	Copy of Amendment No. 8 to Amended and Restated By-Laws of the Registrant; (24)
2.6	Copy of Amendment No. 9 to Amended and Restated By-Laws of the Registrant; (29)
2.7	Copy of Amendment No. 10 to Amended and Restated By-Laws of the Registrant; (32)
2.8	Copy of Amendment No. 11 to Amended and Restated By-Laws of the Registrant; (37)
2.9	Copy of Amendment No. 12 to Amended and Restated By-Laws of the Registrant; (39)
3	Not Applicable
4	Form of Plan of Reorganization; (*)
5.1	Copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant (Federated Small Cap Strategies Fund); (7)
5.2	Copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant (Federated Mid Cap Growth Strategies Fund); (8)
5.3	Copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant (Federated Capital Appreciation Fund); (9)
6.1	Conformed copy of Investment Advisory Contract of the Registrant (Federated Mid Cap Growth Strategies Fund); (5)
6.2	Conformed copy of Investment Advisory Contract on behalf of the Registrant, which includes Exhibit B for Federated Capital Appreciation Fund; (10)
6.3	Conformed copies of Exhibits D & E for Federated Large Cap Growth Fund and Federated Technology Fund, respectively; (19)
6.4	Conformed copy of Exhibit G to the Investment Advisory Contract for Federated Kaufmann Fund; (23)
6.5	Conformed copy of Exhibit I to the Investment Advisory Contract for Federated Market Opportunity Fund; (23)

6.6	Conformed copy of Amendment to Investment Advisory Contract of the Registrant; (23)
6.7	Conformed copy of Sub-Advisory Agreement for Federated Kaufmann Fund, which includes Exhibit A, dated December 1, 2001; (23)
6.8	Conformed copy of Sub-Advisory Agreement for Federated Kaufmann Small Cap Fund, which includes Exhibit A; (24)
6.9	Conformed copy of Exhibit J to the Investment Advisory Contract for Federated Kaufmann Small Cap Fund; (24)
6.10	Conformed copy of Sub-Advisory Contract for Federated Market Opportunity Fund, which includes Exhibit A; (31)
6.11	Conformed copy of Sub-Advisory Contract for Federated Technology Fund, which includes Exhibit A; (31)
6.12
Conformed copy of Assignments of Federated Investment Management Company to Federated Equity Management Company of Pennsylvania for Advisory and Sub-Advisory Contracts of Federated Capital Appreciation Fund, Federated Kaufmann Fund, Federated Small Cap Kaufmann Fund, Federated Market Opportunity Fund, and Federated Technology Fund; (31)

6.13	Conformed copy of Assignment of Federated Investment Management Company to Federated Global Investment Management Company for Advisory Contract of Federated Large Cap Growth Fund; (31)
6.14	Conformed copy of Assignment of Federated Investment Management Company to Federated Equity Management Company of Pennsylvania for Advisory Contract of Federated Mid Cap Growth Strategies Fund; (31)
6.15	Conformed copy of Investment Advisory Contract of the Registrant, which includes Exhibit A (Federated Strategic Value Fund); (33)
6.16	Conformed copy of the Sub-Advisory Contract for Federated Absolute Advantage Fund; (36)
6.17	Conformed copy of Exhibit B to the Investment Advisory of the Registrant; (36)
6.18	Conformed copy of Assignment of Federated Global Investment Management Corp. to Federated Equity Management Company of Pennsylvania for Advisory Contract of Federated Large Cap Growth Fund; (39)
6.19	Conformed copy of Federated Global Investment Management Corp. for Federated InterContinental Fund; (42)
6.20	Conformed copy of Exhibit B to the investment advisory contract for Federated Kaufmann Large Cap Fund; (43)
6.21	Conformed of Sub-Advisory Agreement for Federated Kaufmann Large Cap Fund, including Exhibit A; (43)
6.22	Conformed copy of Investment Advisory Contract of the Registrant (Federated Prudent Bear Fund); (47)
6.23	Conformed copy of Exhibits B, C and D to the Investment Advisory Contract with Federated Global Investment Management Company; (47)
6.24	Conformed copy of Exhibit C to the Investment Advisory Contract with FEMCoPA; (47)
7.1	Conformed copy of Distributor’s Contract of the Registrant; (10)
7.2	Conformed copies of Exhibits D and F to the Distributor’s Contract for Federated Mid Cap Growth Strategies Fund, (Class A and C Shares); (10)
7.3	Conformed copies of Exhibits G and I to the Distributor’s Contract for Federated Capital Appreciation Fund, (Class A and C Shares); (10)
7.4	Conformed copy of Distributor’s Contract (Class B Shares); (16)
7.5	Conformed copies of Exhibits M and N to the Distributor’s Contract for Federated Large Cap Growth Fund, (Class A and C Shares); (19)
7.6	Conformed copies of Exhibits O and P to the Distributor’s Contract for Federated Communications Technology Fund, (Class A and C Shares); (19)
7.7	Conformed copy of Exhibits S & T to the Distributor’s Contract for Federated Market Opportunity Fund (Class A and Class C Shares); (22)
7.8	Conformed copy of Exhibit U to the Distributor’s Contract for Federated Kaufmann Fund (Class K Shares); (23)
7.9	Conformed copy of Exhibits V & W to the Distributor’s Contract for Federated Kaufmann Fund (Class A and Class C Shares); (22)
7.10	Conformed copy of Amendment to the Distributor’s Contract of the Registrant, dated June 1, 2001; (23)

7.11	Conformed copy of Exhibit X to the Distributor’s Contract for Federated Kaufmann Small Cap Fund (Class A Shares); (24)
7.11	Conformed copy of Exhibit Y to the Distributor’s Contract for Federated Kaufmann Small Cap Fund (Class C Shares); (24)
7.12	Conformed copy of Exhibit Z to the Distributor's Contract for Federated Capital Appreciation Fund (Class K Shares); (28)
7.13
The Registrant hereby incorporates the conformed copy of the specimen Mutual Funds Sales and Service Agreement; Mutual Funds Service Agreement; and Plan Trustee/Mutual Funds Service Agreement from Item 24(b)(6)(ii)-(iv) of the Cash Trust Series II Registration Statement on Form N-1A, filed with the Commission on July 24, 1995. (File No. 33-38550 and 811-6269)

7.15	Conformed copy of Amendment to the Distributor’s Contract of the Registrant, dated October 1, 2003; (31)
7.16	Conformed copy of Amendment to the Distributor’s Contract (Class B Shares) of the Registrant, dated June 1, 2001; (31)
7.17	Conformed copy of Amendment to the Distributor’s Contract (Class B Shares) of the Registrant, dated October 1, 2003; (31)
7.18	Conformed copy of Exhibit AA and BB to the Distributor’s Contract for Federated Strategic Value Fund (Class A and Class C Shares); (33)
7.19	Conformed copy of Exhibit CC to the Distributors Contract for Federated Strategic Value Fund (Institutional Shares); (35)
7.20	Conformed copy of Exhibits, DD, EE, FF and GG to the Distributors Contract; (36)
7.21	Conformed copy of Exhibit HH to Distributors Contract for Federated Mid-Cap Growth Strategies Fund; (39)
7.22	Conformed copy of Exhibit II, JJ, KK and LL to Distributor’s Contract for Federated InterContinental Fund; (42)
7.23	Conformed copy of Amendment 1 to Exhibit G, S, DD and JJ; (43)
7.24	Conformed copy of Exhibits to the Distributor’s Contract for Federated Prudent Bear Fund (Class A Shares, Class C Shares); (45)
7.25	Conformed copy of Exhibits SS, TT, UU, YY, ZZ, AAA, BBB, CCC, DDD, EEE, FFF, GGG and HHH to the Distributor’s Contract; (46)
7.26	Conformed copy of Schedule A to the Distributor’s Contract for Class B Shares; (47)
8.	Not Applicable
9.1	Conformed Copy of the Custodian Agreement of the Registrant; (6)
9.2	Conformed copy of Custodian Fee Schedule; (15)
9.3	Conformed copy of Amendment to Custodian contract of the Registrant dated February 3, 2006; (39)
10.1	Conformed Copy of Distribution Plan of the Registrant, including Exhibits A, B and C; (31)
10.2	The responses described in Item 23(e)(xiv) are hereby incorporated by reference;
10.3	Conformed copy of Amendment to the Distribution Plan (Class B Shares); (23)
10.4	Conformed copy of Exhibit D to the Distribution Plan of the Registrant; (33)
10.5	Conformed copy of Exhibit E to the Distribution Plan of the Registrant; (35)
10.6	Conformed copy of Exhibits H and I to the Distribution Plan of the Registrant; (39)
10.7	Conformed copy of Amendment 1 to Exhibit E and J; Exhibit K, L, M, N, O and P to the Distribution Plan of the Registrant; (43)
10.8	Conformed copy of Exhibits to the Distribution Plan of the Registrant; (44)
10.9	Conformed copy of Exhibits Q, U, V, W, X, Y, Z and AA to the Distribution Plan of the Registrant; (46)
10.10	Conformed copy of Schedule A to the Distribution Plan for Class B Shares; (47)
11	Form of Opinion and Consent of Counsel regarding the legality of Shares being issued; (*)
12	Form of Opinion regarding tax consequences of Reorganization; (*)

13.1
The Registrant hereby incorporates the conformed copy of Amendment No.  2 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h)(v) of the Federated U.S. Government Securities:  2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387);

13.2
The Registrant hereby incorporates the conformed copy of Amendment No. 3 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h)(v) of the Federated U.S. Government Securities: 2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387;

13.3
The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services, with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services and the Registrant from Item 23(h)(iv)of the Federated Total Return Series, Inc. Registration Statement on Form N-1A, filed with the Commission on November 29, 2004.  (File Nos. 33-50773 and 811-7115);

13.4
The Registrant herby incorporates by reference the conformed copy of the Financial Administration and Accounting Services Agreement, with attached Exhibit A revised 3/1/06, from Item (h)(viii) of the Federated Total Return Government Bond Fund, Registration Statement on Form N-1A, filed with the Commission on April 26, 2006. (File Nos. 33-60411 and 811-07309)

13.5
The Registrant hereby incorporates by reference the conformed copy of Transfer Agency and Service Agreement between the Federated Funds listed on Schedule A revised 3/1/06 and State Street Bank and Trust Company from Item 23(h)(ix) of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 26, 2006.  (File Nos. 33-60411 and 811-07309)

13.6
The Registrant hereby incorporates by reference the conformed copy of Amendment No. 3 to the Agreement for administrative Services between Federated Administrative Services Company and the Registrant dated June 1, 2005, form Item 23 (h)(ii) of the Cash Trust Series, Inc. Registrant Statement on Form N-1A, filed with the Commission on July 27, 2005.  (File Nos. 33-29838 and 811-5843);

13.7
The Registrant hereby incorporates the Copy of Schedule 1, revised 9/1/05, to the Second Amended and Restated Services Agreement, from Item h(ix) of the Federated Institutional Trust Registration Statement on Form N-1A, filed with the Commission on September 28, 2005.  (File Nos. 33-54445 and 811-7193)

13.8
The Registrant hereby incorporates the Copy of Exhibit A, revised 9/1/05, to the Financial Administration and Accounting Services Agreement, from Item h(x) of the Federated Institutional Trust Registration Statement on Form N-1A, filed with the Commission on September 28, 2005.  (File Nos. 33-54445 and 811-7193)

13.9
The Registrant hereby incorporates the Copy of Schedule 1, revised 6/1/05, to the Transfer Agency and Services Agreement between the Federated Funds and State Street Bank and Trust Company from , from Item h(xi) of the Federated Institutional Trust Registration Statement on Form N-1A, filed with the Commission on September 28, 2005.  (File Nos. 33-54445 and 811-7193)

13.10
The Registrant hereby incorporates the conformed copy of the Transfer Agency and Service Agreement between the Federated Funds and State Street Bank and Trust Company form Item 23(h)(ix) of the Federated Stock Trust Registration statement on Form N-1A, filed with the Commission on December 29, 2005. (File Nos. 33-60411 and 811-07309).

13.11
The Registrant hereby incorporates the conformed copy of the Second Amended and Restated Services Agreement, with attached Schedule 1 revised 6/30/04, from Item (h)(v)(ii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A filed with the Commission on July 29, 2004 (File Nos. 33-29838 and 811-5843).

13.12	Conformed copy of Principal Shareholder Service’s Agreement (Class B Shares); (16)
13.13	Conformed copy of Exhibit 1 to the Principal Shareholder Service’s Agreement (Class B Shares); (23)
13.14	Conformed copy of Shareholder Services Agreement (Class B Shares); (16)
13.15	Conformed copy of Exhibit 1 to the Shareholder Services Agreement (Class B Shares); (23)
13.16
The Registrant hereby incorporates by reference the conformed copy of the Shareholder Services Sub-Contract between Fidelity and Federated Shareholder Services from Item 24(b)(9)(iii) of the Federated GNMA Trust Registration Statement on Form N-1A, filed with the Commission on March 25, 1996 (File Nos. 2-75670 and 811-3375).

13.17	The Registrant hereby incorporates the conformed copy of Schedule A to the Transfer Agency and the Service Agreement; (46)
13.18	Conformed copy of Amendment to Exhibit A and Amendment to Exhibit B of the Fund Accounting Agreement with The Bank of New York Mellon; (47)
13.19	Conformed copy of Schedule A to the Transfer Agency Agreement; (47)
13.20	Conformed copy of Exhibit A to the Financial Administration and Accounting Service Agreement; (47)
13.21	Conformed copy of Exhibit 1 to the Administrative Services Agreement; (47)
13.22	Conformed copy of Schedule 1 to the Second Amended and Restated Services Agreement; (47)
13.23	Conformed copy of Schedule A of the Shareholder Services Agreement for Class B Shares; (47)
13.24	Conformed copy of Schedule A of the Principal Shareholder Servicer’s Agreement for Class B Shares; (47)
14	Conformed copy of Consent of Independent Auditors for Federated American Leaders Fund, Inc.; (*)
15	Not Applicable
16.1	Conformed copy of Certification of Resolutions adopted by the Board of Trustees (*)
16.2	Conformed copy of Power of Attorney of the Registrant;(*)
17	Form of Proxy (*)

*	Exhibit is being filed electronically with registration statement; indicate by footnote
5.	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 21 on Form N-1A filed June 30, 1995. (File Nos. 2-91090 and 811-4017)
6.	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 20 on Form N-1A filed December 29, 1994. (File Nos. 2-91090 and 811-4017)
7.	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 21 on Form N-1A filed June 30, 1995. (File Nos. 2-91090 and 811-4017)
8.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 22 on Form N-1A filed July 17, 1995. (File Nos. 2-91090 and 811-4017)
9.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 25 on Form N-1A filed August 31, 1995. (File Nos. 2-91090 and 811-4017)
10.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 26 on Form N-1A filed September 12, 1995. (File Nos. 2-91090 and 811-4017)
12.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 32 on Form N-1A filed September 3, 1996. (File Nos. 2-91090 and 811-4017)
15.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 31 on Form N-1A filed October 30, 1997. (File Nos. 2-91090 and 811-4017)

16.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 35 on Form N-1A filed December 30, 1997. (File Nos. 2-91090 and 811-4017)
18.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 41 on Form N-1A filed November 2, 1998. (File Nos. 2-91090 and 811-4017)
19.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 44 on Form N-1A filed December 28, 1999. (File Nos. 2-91090 and 811-4017)
21.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 50 on Form N-1A filed December 29, 2000. (File Nos. 2-91090 and 811-4017)
22.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 52 on Form N-1A filed March 20, 2001. (File Nos. 2-91090 and 811-4017)
23.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 51 on Form N-1A filed December 27, 2001. (File Nos. 2-91090 and 811-4017)
24.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 57 on Form N-1A filed December 26, 2002. (File Nos. 2-91090 and 811-4017)
25.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 59 on Form N-1A filed February 7, 2003. (File Nos. 2-91090 and 811-4017)
28.	Response is incorporated by reference to Registrant's Amendment No. 55 on Form N-1A filed September 22, 2003. (File No. 811-4017)
29.	Response is incorporated by reference to Registrant’s Post- Effective Amendment No. 62 on Form N-1A filed October 30, 2003. (File Nos. 2-91090 and 811-4017)
31.	Response is incorporated by reference to Registrant’s Post- Effective Amendment No. 66 on Form N-1A filed October 15, 2004. (File Nos. 2-91090 and 811-4017)
32.	Response is incorporated by reference to Registrant’s Post- Effective Amendment No. 67 on Form N-1A filed December 30, 2004. (File Nos. 2-91090 and 811-4017)
33.	Response is incorporated by reference to Registrant’s Post- Effective Amendment No. 68 on Form N-1A filed January 7, 2005. (File Nos. 2-91090 and 811-4017)
34.	Response is incorporated by reference to Registrant’s Post- Effective Amendment No. 69 on Form N-1A filed June 22, 2005. (File Nos. 2-91090 and 811-4017)
35.	Response is incorporated by reference to Registrant’s Post- Effective Amendment No. 70 on Form N-1A filed September 2, 2005. (File Nos. 2-91090 and 811-4017)
36.	Response is incorporated by reference to Registrant’s Post- Effective Amendment No. 73 on Form N-1A filed October 14, 2005. (File Nos. 2-91090 and 811-4017)
37.	Response is incorporated by reference to Registrant’s Post- Effective Amendment No. 74 on Form N-1A filed November 14, 2005. (File Nos. 2-91090 and 811-4017)
39.	Response is incorporated by reference to Registrant’s Post- Effective Amendment No. 77 on Form N-1A filed October 17, 2006. (File Nos. 2-91090 and 811-4017)
40.	Response is incorporated by reference to Registrant’s Post- Effective Amendment No. 78 on Form N-1A filed December 11, 2006. (File Nos. 2-91090 and 811-4017)
42.	Response is incorporated by reference to Registrant’s Post- Effective Amendment No. 88 on Form N-1A filed December 28, 2007. (File Nos. 2-91090 and 811-4017)
43.	Response is incorporated by reference to Registrant’s Registration Statement on Form N-14 filed February 26, 2008. (File Nos. 333-149400 and 811-4017)

44.	Response is incorporated by reference to Registrant’s Post Effective Amendment No. 93 on form N-1A filed July 15, 2008. (File Nos. 333-149400 and 811-4017)
45.	Response is incorporated by reference to Registrant’s Post Effective Amendment No. 96 on form N-1A filed September 11, 2008. (File Nos. 333-149400 and 811-4017)
46.	Response is incorporated by reference to Registrant’s Post Effective Amendment No. 97 on form N-1A filed December 30, 2008. (File Nos. 333-149400 and 811-4017)
47	Response is incorporated by reference to Registrant’s Post Effective Amendment No. 101 on form N-1A filed February 27, 2009. (File Nos. 333-149400 and 811-4017)

Item 17.	Undertakings

(1)           The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)           The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)           The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, FEDERATED EQUITY FUNDS, has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 29th day of May, 2009.

FEDERATED EQUITY FUNDS

By: /s/ Todd P. Zerega
Todd P. Zerega, Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME		TITLE	DATE

By:	/s/ Todd P. Zerega	Attorney In Fact	May 29, 2009
	Todd P. Zerega	For the Persons
	ASSISTANT SECRETARY	Listed Below

NAME	TITLE

John F. Donahue*	Trustee

J. Christopher Donahue*	President and Trustee
(Principal Executive Officer)

Richard A. Novak*	Treasurer
(Principal Financial Officer)

John T. Conroy, Jr.*	Trustee

Nicholas P. Constantakis*	Trustee

John F. Cunningham*	Trustee

Peter E. Madden*	Trustee

Charles F. Mansfield, Jr.*	Trustee

R. James Nicholson*	Trustee

Thomas M. O’Neil*	Trustee

John S. Walsh*	Trustee

James F. Will*	Trustee

* By Power of Attorney